OLD MUTUAL FUNDS II
ON BEHALF OF THE
OLD MUTUAL SMALL CAP FUND



December 23, 2008

Dear Shareholder:

The Old Mutual Small Cap Fund's Board of Trustees (the "Board") requests your vote on a proposal to reorganize the Old Mutual Small Cap Fund
(the "Small Cap Fund") into the Old Mutual TS&W Small Cap Value Fund
(the "TS&W Small Cap Value Fund" and together with the Small Cap Fund, the "Funds"). If the reorganization is approved by shareholders, you will receive shares of the TS&W Small Cap Value Fund equivalent in dollar value to your shares in the Small Cap Fund at the time of the reorganization.
The Board's recommendation to reorganize the Small Cap Fund is based primarily on its compatibility with the TS&W Small Cap Value Fund and economies of scale that may be achieved by combining the Funds. Both Funds are advised by Old Mutual Capital, Inc., and while the Small Cap Fund is sub-advised by Liberty Ridge Capital, Inc. and Eagle Asset Management, Inc. and the TS&W Small Cap Value Fund is sub-advised by Thompson Siegel & Walmsley, LLC, both Funds primarily invest in small capitalization companies. Reorganizing the Small Cap Fund will enable you to maintain your exposure to small capitalization companies while also enabling you to potentially benefit from the TS&W Small Cap Value Fund's focus on investments in small capitalization companies with value characteristics.
In addition to the foregoing, the Board recommends reorganizing the Small Cap Fund so that shareholders may realize additional benefits such as equal or potentially lower expense ratios than the Small Cap Fund's current expense ratios. Importantly, the reorganization is designed to be a tax-free reorganization, so you should not realize a tax gain or loss as a direct result of the reorganization. Additional details about the proposed reorganization are described in the enclosed Proxy Statement.

This proposal will be presented to shareholders at a special meeting of shareholders to be held on February 27, 2009 in Denver, Colorado. This package contains important information about the proposal, a proxy, a business reply envelope permitting you to vote by mail and simple instructions on how to vote by phone or via the Internet. We encourage you to read the entire Proxy Statement, which describes the proposal in detail.
THE SMALL CAP FUND'S BOARD HAS CAREFULLY CONSIDERED THE PROPOSAL, BELIEVES THE PROPOSAL TO BE IN THE BEST INTERESTS OF SMALL CAP FUND SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

You can vote in one of four ways:



BY MAIL using the enclosed
proxy card;



BY INTERNET through the website listed on your proxy card;



BY TELEPHONE by calling the number indicated on your proxy card; or



IN PERSON at the Special Meeting of Shareholders on
February 27, 2009.

Your vote is extremely important, no matter how many shares you own. If we do not receive sufficient votes to approve the proposal, we may have to send additional mailings or conduct telephone solicitations. If you have any questions about the proposal, please call our proxy solicitor, Broadridge at 866-615-7269.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long term.


Sincerely,





Leigh A. Wilson

Chairman

Old Mutual Funds II


OLD MUTUAL FUNDS II
Old Mutual Small Cap Fund

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on February 27, 2009
4643 South Ulster Street, Suite 600
Denver, Colorado 80237

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the
Old Mutual Small Cap Fund (the "Small Cap Fund") of Old Mutual Funds
II (the "Trust") will be held at the offices of Old Mutual
Capital, Inc.
("Old Mutual Capital") located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on February 27, 2009, at 10:00 a.m. Mountain Time (the "Special Meeting"), for the purpose of voting on the proposal set forth below and to transact such other business that may properly come before the Special Meeting, or any adjournments thereof:
Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Small Cap Fund to the Old Mutual TS&W Small Cap Value Fund.
The proposal is discussed in greater detail in the attached
Prospectus/Proxy
Statement. You are entitled to vote at the Special Meeting or any adjournments thereof if you owned shares of the Small Cap Fund at the close of business on December 10, 2008. If you attend the Special Meeting or any adjournments thereof, you may vote your shares in person. Whether or not you intend to attend the Special Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy card(s)
in the enclosed postage-paid envelope;
(2)	Telephone: Have your proxy card(s) available. Vote by telephone by calling the toll-free number on your proxy card(s) which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card(s) (a confirmation of your telephone vote will be mailed to you);
or
(3)	Internet: Have your proxy card(s) available. Vote on the Internet by accessing the website listed on your proxy card(s). Enter the control number from your proxy card(s). Follow the simple instructions found on the website.

By order of the Board of Trustees,








Andra C. Ozols


Secretary


Old Mutual Funds II

Dated:  December 23, 2008


Denver, Colorado




COMBINED PROSPECTUS AND PROXY STATEMENT
DECEMBER 23, 2008

Relating to the Acquisition of Assets of OLD MUTUAL SMALL CAP FUND

By and In Exchange for Shares of Beneficial Interest of
OLD MUTUAL TS&W SMALL CAP VALUE FUND

EACH A SERIES PORTFOLIO OF
OLD MUTUAL FUNDS II
4643 South Ulster Street, Suite 600
Denver, Colorado 80237
888-772-2888

This document is being furnished to you in connection with the Special
Meeting of Shareholders of Old Mutual Small Cap Fund
(the "Small Cap
Fund" or a "Fund"), a series portfolio of Old Mutual Funds
II, a
Delaware statutory trust ("Old Mutual Funds II"), to be held at the offices of Old Mutual Capital, Inc., located at the address listed above, at 10:00 a.m. Mountain Time on February 27, 2009
(the "Special
Meeting"). At the Special Meeting, you will be asked to approve a plan of reorganization (the "Plan of Reorganization") for the Small
Cap Fund and the consummation of the transactions described therein, as further described in this Combined Prospectus and Proxy
Statement
("Prospectus/Proxy Statement").
The Board of Trustees of Old Mutual Funds II, on behalf of the Small
Cap Fund, is soliciting this proxy. This prospectus/proxy statement will first be mailed to shareholders on or about
January 9, 2009.
The Board of Trustees of Old Mutual Funds II has unanimously approved the Plan of Reorganization as being in the best interests of Small Cap
Fund shareholders and recommends that you vote "FOR" the proposal.
The Plan of Reorganization provides for the acquisition of assets and liabilities of the Small Cap Fund by the Old Mutual
TS&W Small Cap Value
Fund ("TS&W Small Cap Value Fund" or a "Fund" and together with the Small
Cap Fund, the "Funds") and the reclassification of the issued and outstanding shares of the Small Cap Fund into shares of the TS&W Small
Cap Value Fund based upon the net asset values of the two Funds
(the "Reorganization"). The TS&W Small Cap Value Fund is also a series portfolio of Old Mutual Funds II. Upon the consummation of the Reorganization, all of the assets and liabilities of the Small Cap Fund will become assets and liabilities of the TS&W Small Cap Value Fund, and Class A shares of the Small Cap Fund will be reclassified as Class A shares of the TS&W Small Cap Value Fund, Class C shares of the Small Cap Fund will be reclassified as Class C shares of the TS&W Small Cap Value Fund, Institutional Class shares of the Small Cap Fund will be reclassified as Institutional Class shares of the TS&W Small Cap Value Fund, and Class Z shares of the Small Cap Fund will be reclassified as Class Z shares of the TS&W Small Cap Value Fund. The value of your account in the TS&W Small Cap Value Fund immediately after the Reorganization will be the same as the value of your account in the Small Cap Fund immediately before the Reorganization.
The Funds have similar investment strategies in that both Funds invest primarily in small capitalization companies. However, the Small Cap Fund seeks to provide investors with above-average total returns over a three to five year market cycle, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies, while the TS&W Small Cap Value Fund seeks to provide investors with long-term capital growth by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies with value characteristics. The TS&W Small Cap Value Fund generally invests in small capitalization companies that Thompson Siegel & Walmsley, LLC ("TS&W"), the TS&W Small Cap Value Fund's sub-adviser, believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.
The Small Cap Fund invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Index, while the TS&W Small Cap Value Fund invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Value Index. As of March 31, 2008, the Russell 2000 Index included companies with market capitalizations between $25 million and $6.8 billion and the Russell 2000 Value Index included companies with market capitalizations between $25 million and $5.7 billion. For additional information regarding the Funds' investment strategies, see the "Introduction - Comparison of Investment Objectives and Policies" section of this Prospectus/Proxy Statement.
This Prospectus/Proxy Statement sets forth concisely the information that you should know before voting on the Plan of Reorganization. This Prospectus/Proxy Statement should be read in its entirety and retained for future reference. The statement of additional information related to this Prospectus/Proxy Statement dated December 23, 2008, is available upon request and without charge by contacting Old Mutual Funds II at the address or telephone number above, and is hereby incorporated by reference.
Like shares of the Small Cap Fund, shares of the TS&W Small Cap Value Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve risk, including the possible loss of the principal amount invested.
The current prospectus for Class A and Class C shares for the Funds dated July 28, 2008, as supplemented, and the current prospectus for Class Z and Institutional Class shares for the Funds dated December 9, 2008, as supplemented, together with the related statement of additional information for Class A, Class C, Institutional Class and Class Z shares for the Funds dated December 9, 2008, as supplemented, are on file with the Securities and Exchange Commission (the "SEC"). The prospectuses, statement of additional information, as well as the most recent annual report and semi-annual report for Old Mutual Funds II are available without charge by writing to Old Mutual Funds II, P.O.
Box 219534, Kansas City, Missouri 64121-9534, or by calling 888-772-2888. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statement of additional information described above, material incorporated by reference, and other information about Old Mutual Funds II. You can obtain additional information about the Funds on the Old Mutual Funds II website located at oldmutualfunds.com.
As with all mutual fund securities, the SEC has not approved or disapproved these securities or determined whether the information in this Prospectus/Proxy Statement is adequate or accurate.
Any representation to the contrary is a criminal offense.
[End of Front Cover Page]


OLD MUTUAL FUNDS II
Old Mutual Small Cap Fund

TABLE OF CONTENTS
Page
INTRODUCTION	1
A.	Questions and Answers Regarding the Reorganization	1
B.	Comparison of Investment Objectives and Policies	5
C.	Comparison of Risk Factors	6
D.	Comparison of Pricing, Purchase and Redemption Policies,
Sales Charges, and Distribution	7
E.	Comparison of Fees and Expenses	26
F.	Comparison of Performance	30
THE REORGANIZATION	33
A.	Information About The Reorganization	33
B.	Reasons for the Reorganization	34
C.	Federal Income Tax Consequences	35
D.	Other Conditions	36
E.	Shareholders' Rights	37
F.	Capitalization	37
OTHER INFORMATION ABOUT THE FUNDS	39
A.	Investment Adviser and Sub-Advisers	39
B.	Portfolio Managers	40
C.	Financial Highlights	41
D.	Pending Litigation	44
E.	Additional Information About the Funds	45
OWNERSHIP OF FUND SHARES	45
LEGAL MATTERS	48
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION	49
VOTING INFORMATION	49
OTHER BUSINESS	50

APPENDIX I	Plan of Reorganization


INTRODUCTION
The "Introduction" section of this Prospectus/Proxy Statement provides a brief overview of the key features and other matters typically of interest to shareholders considering a proposed reorganization between mutual funds. These responses are qualified in their entirety by the remainder of this
Prospectus/Proxy Statement, which you should read carefully
because it contains additional information and details regarding the proposed reorganization.  The description of the Reorganization is qualified by reference to the full text of the Plan of Reorganization, which is attached as Appendix I.
A. Questions and Answers Regarding the Reorganization
Q.	WHAT IS BEING PROPOSED?
A.	The Plan of Reorganization provides for the sale of
all the assets and liabilities of the Small Cap Fund to the
TS&W Small Cap Value Fund and the reclassification of the
issued and outstanding Small Cap Fund shares into TS&W Small
Cap Value Fund shares.  If shareholders of the Small Cap
Fund approve the Plan of Reorganization and other closing
conditions are satisfied, all of the assets and liabilities
of the Small Cap Fund will become the assets and liabilities of the TS&W Small Cap Value Fund, and the issued and outstanding
Class A, Class C, Institutional Class and Class Z shares of the
Small Cap Fund will be converted into Class A, Class C,
Institutional Class and Class Z shares, respectively, of the
TS&W Small Cap Value Fund, with an aggregate net asset value equal to the value of the Small Cap Fund's net assets immediately prior to the Reorganization. The value of each Small Cap Fund shareholder's account in the TS&W Small Cap Value Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Small Cap Fund immediately prior to the Reorganization.
Q.	WHY IS THE REORGANIZATION IN THE BEST INTERESTS OF SHAREHOLDERS?
A.	The Board of Trustees (the "Board") of Old Mutual Funds II,
including each of the independent Trustees, determined that the Reorganization would be in the best interests of both Funds and their shareholders based on the following factors, among others:
* The compatibility of the investment objectives and principal investment strategies of the two Funds.
* The continuity of management given that Old Mutual Capital is the adviser to both Funds.
* Old Mutual Capital's agreement to reduce the management fee for the TS&W Small Cap Value Fund from 1.10% to 1.00% upon
consummation of the Reorganization.
* Old Mutual Capital's agreement to reduce the expense
limitations for the TS&W Small Cap Value Fund's Class A,
Class C, Class Z and Institutional Class shares to 1.50%,
2.25%, 1.25% and 1.10%, respectively, effective upon consummation of the Reorganization.
* Equal or potentially lower total expense ratios for the
combined Fund resulting from increased asset levels and
corresponding economies of scale.
* Old Mutual Capital's belief that the combined Fund will have improved marketability based upon its historical performance record and will be better poised to attract new assets and
enable shareholders to benefit from economies of scale.
* The potential operating efficiencies that may result from
combining the Funds.
* The tax-free nature of the Reorganization for Federal income tax purposes, so shareholders should not realize a tax gain or loss as a direct result of the Reorganization.
Q.	WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?
A.	The Board recommends that you vote "FOR" the Reorganization.
Q.	DO THE FUNDS HAVE THE SAME INVESTMENT OBJECTIVE?
A.	The Small Cap Fund seeks to provide investors with
above-average total return over a three to five year market
cycle, consistent with reasonable risk, by investing at least
80% of its net assets (plus any borrowings for investment purposes)
in equity securities of small capitalization companies, while the
TS&W Small Cap Value Fund seeks to provide investors with long-term capital growth by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies with value characteristics.
The Funds have similar investment strategies in that both Funds invest primarily in small capitalization companies.  The Small
Cap Fund invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Index, while the TS&W Small Cap Value Fund invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Value Index. As of March 31, 2008, the Russell 2000
Index included companies with market capitalizations between
$25 million and $6.8 billion and the Russell 2000 Value Index included companies with market capitalizations between
$25 million and $5.7 billion.  In addition, the TS&W Small
Cap Value Fund primarily invests in securities that TS&W
believes present a value or potential worth that is not
recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued
by the investment community.
Q.	WHAT ARE THE PRIMARY DIFFERENCES IN THE INVESTMENT
STRATEGIES AND RISKS OF THE FUNDS?
A.	While both Funds invest primarily in securities of
small capitalization issuers, the TS&W Small Cap Value Fund
normally invests at least 80% of its net assets in securities of small capitalization issuers with value characteristics.
This means that to the extent the TS&W Small Cap Value Fund
invests in small capitalization issuers with value characteristics, it may be exposed to greater investment style risk because market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor.
The market may not favor the TS&W Small Cap Value Fund's
value style of investing, and the TS&W Small Cap Value Fund's returns may vary considerably from other equity funds using
different investment styles.  The Small Cap Fund invests in
companies with both value and growth characteristics and,
as a result, may be less susceptible to investment style risk.
However, the Small Cap Fund's returns may be lower than the
TS&W Small Cap Value Fund during market cycles that favor
companies with value characteristics.
Q.	HOW DO THE FUNDS COMPARE IN SIZE?
A.	As of September 30, 2008, the Small Cap Fund's net
assets were $30.7 million and the TS&W Small Cap Value Fund's net assets were $49.6 million. The asset size of each Fund fluctuates on a daily basis and the asset size of the TS&W Small Cap Value Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of September 30, 2008.

Q.	WILL THE PROPOSED REORGANIZATION RESULT IN HIGHER
INVESTMENT MANAGEMENT FEES OR OTHER FUND EXPENSES?
A.	Upon the closing date of the Reorganization,
which is anticipated to be effective the close of business
on or about March 6, 2009 (the "Closing Date"), Old Mutual Capital has agreed to reduce the management fee and the expense limitations for the TS&W Small Cap Value Fund
so that they are the same as the management fee and expense limitations currently in place for the Small Cap Fund.
Although the contractual sub-advisory fee for the
TS&W Small Cap Value Fund is 0.10% higher than the
contractual sub-advisory fee for the Small Cap Fund,
the contractual sub-advisory fee for the TS&W Small Cap
Value Fund will be reduced by 0.05% on the Closing Date.
Because the sub-advisory fee is paid by Old Mutual Capital
from its management fee proceeds, the higher sub-advisory
fee will not immediately result in higher fund expenses.
In addition, the projected gross total expense ratios of the
TS&W Small Cap Value Fund following the completion of the Reorganization are expected to be equal to or lower than the current expense ratios of the Small Cap Fund, and contractual expense limitations will remain in place through at least December 31, 2009.
Q.	WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED
REORGANIZATION?
A.	Legal counsel to the Small Cap Fund and the TS&W
Small Cap Value Fund will issue an opinion to Old Mutual
Funds II that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders are not expected to be subject to Federal income taxes as a direct result of the Reorganization.
Q.	WILL THE SHAREHOLDER SERVICES PROVIDED BY OLD
MUTUAL CAPITAL CHANGE?
A.	No.  Old Mutual Capital manages the Small Cap
Fund and the TS&W Small Cap Value Fund.  The custodian,
transfer agent and distributor are also the same for
both Funds.  Purchase, exchange and redemption privileges
are also the same for both Funds.  Please consult your
financial intermediary for information on any services
provided by them to the Funds.
Q.	CAN I CONTINUE TO ADD TO MY SMALL CAP FUND ACCOUNT?
A.	Yes.  Small Cap Fund shareholders may continue to
make investments in the Small Cap Fund before the closing
date of the Reorganization.
Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?
A.	Effective on or about March 31, 2009, Liberty Ridge
will cease providing investment sub-advisory services to
the Small Cap Fund.  If the Reorganization is not approved,
any shares you held in the Small Cap Fund will remain Small
Cap Fund shares, but Liberty Ridge will not continue to
provide sub-advisory services to the Small Cap Fund after
March 31, 2009. Eagle will continue to provide investment sub-advisory services to the Small Cap Fund. The Board and Old Mutual Capital would determine what further action to take, which may include recommending that shareholders approve one or more new investment sub-advisers to the Small Cap Fund, or transferring all the Fund's assets to Eagle. The TS&W Small Cap Value Fund would continue to operate separately.
Q.	WILL EITHER FUND PAY FOR THE PROXY SOLICITATION, LEGAL
AND OTHER COSTS ASSOCIATED WITH THE PROPOSED REORGANIZATION?
A.	The Funds will pay all costs and expenses associated with
the Reorganization, subject to current expense limitations.
Costs associated with the Reorganization generally include printing and mailing costs, solicitation costs, legal costs, costs paid to the Funds' independent registered public accounting firm, and other miscellaneous costs. All costs and expenses associated with the Reorganization will be allocated between the Funds on a pro rata basis based on each Fund's relative
net assets.  The anticipated costs of the reorganization are approximately $38,692.
Q.	IF APPROVED, WHEN WILL THE PROPOSED REORGANIZATION
TAKE PLACE?
A.	If approved, the Reorganization will be effective the
close of business on or about March 6, 2009, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders will receive a confirmation statement reflecting their new
TS&W Small Cap Value Fund account number and number of shares owned.
Q.	WHAT IF I WANT TO EXCHANGE MY SHARES FOR ANOTHER
OLD MUTUAL FUND PRIOR TO THE REORGANIZATION?
A.	You may exchange your shares into other mutual funds
advised by Old Mutual Capital (each an "Old Mutual Fund")
before the Closing Date by calling 888-772-2888 or contacting your financial intermediary. If you choose to exchange your Small Cap Fund shares for another Old Mutual Fund, your request will be treated as a normal exchange of shares and
will be a taxable transaction unless your shares are held in a tax-deferred account, such as an IRA. If you exchange your shares before the date of the Special Meeting or any adjournments thereof, you will still be asked to cast your
vote on the Reorganization.
Q.	HOW MANY VOTES AM I ENTITLED TO CAST?
A.	Shareholders of record as of the close of business
on December 10, 2008 (the "Record Date") are entitled to
vote at the Special Meeting.  You are entitled to one vote
for each dollar (and a proportionate fractional vote for
each fractional dollar) of net asset value of shares held
in your name as determined as of the Record Date.
Q.	HOW CAN I VOTE MY SHARES?
A.	You are entitled to vote at the Special Meeting or
any adjournments thereof if you owned shares of the Small
Cap Fund as of the close of business on December 10, 2008.
If you attend the Special Meeting or any adjournments thereof, you may vote your shares in person. Whether or not you intend to attend the Special Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy
card(s) in the enclosed postage-paid envelope;
(2)	Telephone: Have your proxy card(s) available. Vote by
telephone by calling the toll-free number on your proxy card(s) which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card(s) (a confirmation of your telephone vote will be mailed to you); or
(3)	Internet: Have your proxy card(s) available. Vote on
the Internet by accessing the website listed on your proxy card(s). Enter the control number from your proxy card(s). Follow the simple instructions found on the website.
Q.	IF I VOTE MY PROXY NOW, CAN I CHANGE MY VOTE LATER?
A.	If you vote your proxy now, you may revoke it at any
time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of
Old Mutual Funds II.  In addition, although mere attendance
at the Special Meeting will not revoke a proxy, if you attend the Special Meeting you may withdraw your proxy and vote in person.
Q.	WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSED
REORGANIZATION?
A.	At the Special Meeting, a quorum being present,
approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of the Small Cap Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). This means the affirmative vote of the lesser of: (a) 67% or more of the voting securities of Small Cap Fund present or represented by
proxy at the Special Meeting, if the holders of more than
50% of the outstanding voting securities of Small Cap Fund
are present or represented by proxy; or (b) more than 50%
of the outstanding voting securities of Small Cap Fund.
Q.	WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT
THIS PROSPECTUS/PROXY STATEMENT?
A.	Please call the proxy solicitor, Broadridge, at
866-615-7269 to obtain additional information regarding the proposed Reorganization.
B. Comparison of Investment Objectives and Policies
The Funds have similar investment strategies in that both
Funds invest primarily in small capitalization companies.
In addition, both Funds are advised by Old Mutual Capital, though the Small Cap Fund is sub-advised by Liberty Ridge Capital, Inc. ("Liberty Ridge") and Eagle Asset Management, Inc. ("Eagle") and the TS&W Small Cap Value Fund is sub-advised by Thompson Siegel & Walmsley, LLC ("TS&W").
The Small Cap Fund seeks to provide investors with above-average total returns over a three to five year market cycle, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. The TS&W Small Cap Value
Fund seeks to provide investors with long-term capital growth by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies with value characteristics. Reorganizing the Small Cap Fund into the TS&W Small Cap Value Fund will enable Small Cap Fund shareholders to maintain exposure to small capitalization companies while increasing exposure to value-oriented companies. This is because the TS&W Small Cap Value Fund primarily invests in small capitalization securities that TS&W believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-advisers to the Small Cap Fund generally tend to focus on companies in the blend space, meaning they share both value and growth characteristics. The Small Cap Fund uses the Russell 2000 Index as its benchmark and invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Index.
The TS&W Small Cap Value Fund uses the Russell 2000
Value Index as its benchmark and invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Value Index.
As of March 31, 2008, the Russell 2000 Index included companies with market capitalizations between $25 million and $6.8 billion and the Russell 2000 Value Index included companies with market capitalizations between $25 million and $5.7 billion. The market capitalizations of the companies in the Funds' portfolios and the Indices change over time and the Funds will not automatically sell or stop buying stock of a company they already own if the company's market capitalization grows or falls out of this range.
The annual portfolio turnover rate for the Small Cap Fund was 117.94% for the fiscal year ended March 31, 2008.
The TS&W Small Cap Value Fund's portfolio turnover rate for the same period was 40.37%. A fund with a higher rate of portfolio turnover will result in higher transaction costs and may result in additional taxes for shareholders as compared to a fund with less portfolio turnover.
C. Comparison of Risk Factors
Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective. The following is a summary of the principal risks associated with such securities and investment techniques. Additional information about these risks is included in the Funds' prospectus.
As with any security, an investment in either Fund involves certain risks, including loss of principal.
An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance
Corporation or any other government agency. The fact that a particular risk is not identified does not indicate that a Fund does not invest its assets in, or is precluded from investing its assets in, securities that give rise to that risk.

       Similar Risk Factors of the Funds

Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in each Fund are as follows:
Stock Market Risk. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.
Small Company Risk. The Funds invest primarily in small-capitalization companies. While small-capitalization companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-capitalization issuers may be less liquid and more volatile than securities of larger companies. This means that the Funds could have greater difficulty buying or selling a security of a small-capitalization issuer at an acceptable price, especially in periods of market volatility.
Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may focus their investments in certain industries within certain sectors, which may cause the Funds' performance to be susceptible to the economic, business or other developments that affect those industries.
       Primary Differences in Risk Factors of the Funds
Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the TS&W Small Cap Value Fund's value style of investing, and the TS&W Small Cap Value Fund's returns may vary considerably from other equity funds using different investment styles.
More information regarding the risks of investing in the Funds is included in the Old Mutual Funds II prospectus.
D. Comparison of Pricing, Purchase and Redemption Policies,
Sales Charges, and Distribution
Shares of the Small Cap Fund and the TS&W Small Cap Value Fund are distributed by Old Mutual Investment Partners ("OMIP" or the "Distributor"), a wholly-owned subsidiary of Old Mutual Capital. The Distributor receives no compensation for serving in such capacity, except as provided in separate distribution plans, adopted pursuant to Rule 12b-1 of the 1940 Act for each Fund's Class A and Class C shares, and service plans which enable the Funds to directly and indirectly bear certain expenses relating to the distribution and sale of shares and services provided to shareholders. Pursuant to 12b-1 plans, both the Small Cap Fund and the TS&W Small Cap Value Fund pay
OMIP a service fee at an annual rate of 0.25% of the average daily net assets attributable to Class A shares and a distribution fee and service fee at an annual combined rate of 1.00% of the average daily net assets attributable to Class
C shares. Because these fees are paid out of the assets of Class A and Class C on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on distribution and service fees, refer to the Old Mutual Funds II prospectus.
The Funds have the same procedures for calculating share price and valuing portfolio securities, and the same policies regarding excessive or short term trading. These policies and procedures are described in the following sections.
       Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value ("NAV"). NAV per share class of a Fund is calculated by dividing the total net assets of each class of a Fund by the total number of the classes' shares outstanding of that Fund. NAV is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas Day).
Your purchase, exchange, or redemption of a Fund's shares will be priced at the next NAV calculated after your request is received in good order by the Fund's transfer agent or other Fund agents. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption.
The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.
If a Fund invests in another investment company, that Fund's NAV is based in part on the NAV of the other investment companies in which the Fund invests.
The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.
The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers ("financial intermediaries") that may include the Funds as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to OMIP or its designee by the close of regular trading on the NYSE in order for you to receive that day's offering price. Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in "good order." Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to OMIP or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries ("authorized financial intermediaries") when the financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.
       Valuing Portfolio Securities

The Funds use pricing services to determine the market value of the securities in their portfolios. Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds' portfolios, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ Official Closing
Price provided by NASDAQ each business day.
Short-term investments in the Funds are priced at amortized cost, which approximates market value.
The market value of bonds is determined based on an evaluated price. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Fund's shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value pursuant to procedures approved by the Board.
       Fair Value Pricing
The Funds have fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.
       Policy Regarding Excessive or Short-Term Trading

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm
Fund performance. In particular, frequent trading of Fund shares may:
* cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
* force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
* increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
* dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that all such trading will be identified and restricted.
Purchase and sale orders may be received through financial intermediaries. The Trust, Old Mutual
Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.
To minimize harm to the Funds and their shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.
The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section
Policy Regarding Excessive or Short-Term Trading, "Old
Mutual Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:
* trade activity monitoring;
* trading guidelines for certain retail mutual funds advised by Old Mutual Capital;
* a redemption/exchange fee on short-term trades in certain retail mutual funds advised by Old Mutual Capital;
and
* selective use of fair value pricing.

These tools are described in more detail below except fair value pricing, which is described above. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.
For purposes of applying these tools, Old Mutual
Capital and its agents may consider an investor's trading history in the retail mutual funds advised by Old Mutual Capital (together referred to as the "Old Mutual Funds"), other funds, and accounts under common ownership, influence or control. Old
Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.
       Trade Activity Monitoring
The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule
22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial
Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities.
If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will
(i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account other than exchanges into an affiliated money market fund (if available).
Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.
The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries ("Second-Tier Intermediaries") may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust's request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Funds' excessive short-term trading policy.
Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.
       Trading Guidelines
If a shareholder exceeds four exchanges out of an Old
Mutual Fund (other than the Old Mutual Cash Reserves Fund) per calendar year, or if the Trust, Old Mutual Capital, or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder. The Trust, Old Mutual Capital, and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange. The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.
Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked.
Old Mutual Capital and its agents may also suspend or terminate a shareholder's exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

       Redemption/Exchange Fee
The Funds impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Funds within 10 calendar days of their purchase. The Funds will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days.
In determining how long shares of a Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first.
A Fund will retain the redemption/exchange fee for the benefit of the remaining shareholders. Due to operational requirements, certain financial intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds' methods for tracking and calculating the fee.
The Funds charge the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of a Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses a Fund incurs because of the redemption or exchange.
The Funds will not charge the 2.00% redemption/exchange fee on transactions involving the following:
* total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that do not have the systematic capability to process the fee;
* total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose the fee;
* total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
* redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
* certain broker wrap fee and other fee-based programs;
* redemptions initiated by a Fund, as permitted in the prospectus; or
* redemptions by the Old Mutual Asset Allocation Portfolios (each of which is a "fund of funds" that primarily invests in shares of Old Mutual Funds) or by other asset allocation or target date funds advised by Old Mutual Capital.
There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.
Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Funds' frequent trading restrictions, if such frequent trading restrictions are deemed by Old Mutual Capital or its agents to sufficiently protect Fund shareholders. Please contact your broker/dealer, bank, insurance company or retirement plan administrator to determine what frequent trading restrictions may apply to your account.
       Share Classes

The Funds offer the same share classes. These share classes are described below.
The Trust offers four classes of shares: Class A, Class C, Class Z and Institutional Class. Each class represents investments in the same portfolio of securities of a Fund and has the same rights and privileges as the other share classes of that Fund, except that: (i) each class may be subject to different sales charges (loads); (ii) each class may be subject to different distribution fees, which, if applicable, are paid pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a service plan which may be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are generally not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class.
When choosing a share class, you should consult your financial adviser as to which class is most suitable for you. Below is a summary of certain features of the share classes.
You will not pay a sales charge in connection with the acquisition of the TS&W Small Cap Value Fund shares pursuant to the Reorganization. In addition, the holding period for purposes of calculating any contingent deferred sales charge applicable to Class A or Class C shares of the TS&W Small Cap Value Fund received pursuant to the Reorganization will be the date of original purchase of the corresponding Class A or Class C shares of the Small
Cap Fund and not the date of the Reorganization.
       Sales Charges
The Funds impose the same sales charges, which are described below.


CLASS A

CLASS C

CLASS Z

INSTITUTIONAL CLASS
Initial
Sales Charge

up to 5.75%

None

None

None









CDSC

None
(except on redemptions of certain large purchases held for less than one year)

1.00% on redemption within one year


None

None









Distribution and Service Fees


0.25%

1.00%

None

None









Dividends




Generally higher than Class C due to lower annual expenses

Generally lower than Class A due to higher annual expenses

Generally higher than Class A due to
lower annual expenses

Generally higher than Class Z
due to lower annual expenses










Class A Shares
A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge. The sales charge information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.
Class A shares of are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

Investor's Initial Sales Charge



Amount of Investment in
a
As a Percentage of the Public
As a Percentage of the
Net
Single Transaction
Offering Price
Amount Invested




Less than $50,000
5.75%
6.10%

$50,000 but less than $100,000
4.75%

4.99%
$100,000 but less than $250,000

3.50%
3.63%
$250,000 but less than $500,000

2.50%
2.56%
$500,000 but less than $1,000,000

2.00%
2.04%
$1,000,000 and over
0%
0%

Certain investors may be eligible to purchase
Class A
shares at NAV and not pay an initial sales charge.
Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The statement of additional information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.
Class A Purchases Not Subject to Initial Sales Charges
You will not pay initial sales charges:
* On purchases of $1 million or more Class A shares of a Fund.
However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase.
See "Class A - Contingent Deferred Sales Charges" below.
* On additional purchases of one or more Funds that result in account balances of Class A shares of the Funds totaling $1 million or more. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See "Class A - Contingent Deferred
Sales Charges" below.
* On shares purchased by reinvesting dividends and distributions.
* On purchases of the Old Mutual Cash Reserves Fund.
* When exchanging shares among Old Mutual Funds with the same or higher initial sales charges. See "Exchanges Between Funds" below for more information on exchanges between funds.
* When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the statement of additional information for more information on the reinstatement privilege.
* When a merger, consolidation or acquisition of assets of a Fund occurs.
* If you are Old Mutual Capital, an affiliated company of Old Mutual Capital, or a sub-adviser and you purchase your shares directly through the Distributor.
* If you are an employee benefit plan established for employees of Old Mutual Capital, sub-adviser or their affiliates.
* If you are a discretionary advised client of Old Mutual Capital or its affiliates.
* If you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family
(including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.
* If you are a financial institution trust department investing an aggregate of up to $1 million in Class A shares of Old Mutual Funds (excluding the Old Mutual
Cash Reserves Fund).
* If you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Funds in connection with such services.
* If you are a pension, profit-sharing or other employee benefit plan created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code (the "Code") or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under
Section 501(c)(3) of the Code. See the statement of additional information for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants' individual investments in the plans.
* If you are an individual or entity with substantial business relationship with the Trust, Old Mutual Capital or their affiliates, as determined by a Vice President or more senior officer of the Trust or Old Mutual Capital, and you purchase your shares directly through the Distributor.
Class A Purchases Eligible for Reductions of Initial
Sales Charges
In addition to the above described reductions in initial sales charges for purchases over a certain dollar amount, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase.
In addition, OMF II may request account statements if it is unable to verify your account information.
Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old
Mutual Funds (except the Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares of Old Mutual Funds (except the Old Mutual
Cash Reserves Fund) that you own. See the statement of additional information, available from Old Mutual
Capital, for more information on rights of accumulation. Letters of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of one or more Old Mutual Funds (except the Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the statement of additional information, available from Old Mutual Capital, for more information on LOIs.
Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds
(except the Old Mutual Cash Reserves Fund) to determine your Class A sales charge.
Purchasers Qualifying for Reductions of Initial
Sales Charges
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:
Individuals.
* An individual, his or her spouse, or children residing in the same household.
* Any trust established exclusively for the benefit of an individual.
Trustees and Fiduciaries.
* A trustee or fiduciary purchasing for a single trust, estate or fiduciary account.
Other Groups.
* Any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.
Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual
Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares.
The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge.
No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.
Class A - Contingent Deferred Sales Charges
A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase, other than to purchases of the Old Mutual Cash Reserves Fund. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of Class A shares purchased at NAV on all purchases of $1 million or more, other than to purchases of the Old Mutual Cash
Reserves Fund. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase.
No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.
The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:
* where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;
* on purchases made in connection with the reinvestment of dividends and distributions from a Fund;
* on exchanges of shares of certain other Old Mutual
Funds
(see the statement of additional information for more information on the exchange privilege);
* on redemptions of Class A shares of the Old Mutual Cash Reserves Fund acquired through direct purchase; however, if you acquired Class A shares of the Old Mutual Cash
Reserves Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption;
* When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the statement of additional information for more information on the reinvestment privilege); or
* on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.
       Class C Shares
Class C shares are not subject to an initial sales charge but may be sold with a CDSC. Class C shares of each Fund are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of the Funds redeemed after one year will not pay a CDSC.
The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of Old Mutual Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing
Class A shares with a reduced initial sales charge.
In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Old Mutual Funds.
Class C - Contingent Deferred Sales Charges
The CDSC on Class C shares may be waived:
* on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable;
* If you redeem shares acquired through reinvestment of dividends and distributions;
* On increases in the NAV of your shares;
* When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the statement of additional information for more information on the reinstatement privilege);
* Upon the death of the shareholder or plan participant
(if you present a death certificate for the applicable shareholder or plan participant);
* Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to
Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;
* on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 701/2;
* on redemptions through a Systematic Withdrawal
Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or
* on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.
There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the statement of additional information, available from Old Mutual Capital, for details.
       Computing a Contingent Deferred Sales Charge
The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions.
In determining whether to charge a CDSC, the Trust will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.
       Purchase Procedures
The purchase and redemption procedures are the same for both Funds and are described below.
You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Eligible investors may purchase Class
Z and Institutional Class shares of each Fund directly through the Funds' transfer agent or through select financial intermediaries that are authorized to sell you shares of the Funds. Such financial institutions or financial intermediaries may charge you a fee for this service in addition to each Fund's public offering price.
Purchases of shares of each Fund may be made on any day on which the NYSE is open for business.
For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's NAV. If you purchase shares directly through the Funds' transfer agent, your order must be received before 4:00 p.m. Eastern
Time for your purchase order to be effective on the day you place your order. The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.
       Eligible Investors
Class Z shares may only be purchased through certain brokers, dealers, registered investment advisers, and tax deferred plans that are authorized to sell and/or service Class Z shares of a Fund, except that: (1) persons or entities who are the beneficial owners of, and who have continuously maintained since June 4, 2007, an investment in Class Z shares of any retail mutual fund currently advised by Old Mutual Capital ("Grandfathered
Investment") and any person or entity listed in the account registration of a Grandfathered
Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and
(2) employees of Old Mutual Capital and OMIP, trustees/directors of any mutual fund currently advised by Old Mutual Capital, fund counsel to any mutual fund currently advised by Old Mutual
Capital, and their immediate families may continue to purchase Class Z shares in any applicable manner. Class Z shares will not be available to new shareholders through direct purchase, including retail no-transaction-fee (NTF) platforms, after June 4, 2007.
The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least
$1 million in a Fund:
* A bank, trust company, or other type of depository institution purchasing shares for its own account;
* An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
* Pension or profit sharing plans or the custodian for such a plan; and
* Qualified or non-qualified employee benefit plans.
Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital. Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund provided they sign an LOI, committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months. Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.
If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares, if available. If Class Z shares are not offered by the Fund, the Fund may convert your Institutional Class shares to Class A shares at net asset value, if available. The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.
The Funds also reserve the right to close Institutional
Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.
If the Fund closes your account, it will redeem your shares and send you the cash proceeds. If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum. Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries. However, you may receive notice from your intermediary to increase your Institutional
Class account balance to the required minimum to avoid having the intermediary close your account. Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.
Registered investment companies advised by Old Mutual
Capital are not subject to the Institutional Class investment minimums. Please see the statement of additional information for more information about
LOIs.
       Concepts to Understand
TRADITIONAL IRA.  An individual retirement account.
Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.
SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.
ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.
SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.
COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.
For more complete IRA information, consult your financial adviser or a tax adviser.
       Minimum Investments Applicable to Class A,
Class C and Class Z*


Initial

Additional





Regular Accounts

$2,500


no minimum
Uniform Gifts/Transfer To Minor Accounts


$500

no minimum
Traditional IRAs

$2,000

no minimum

Roth IRAs

$2,000

no minimum

Coverdell Education Savings Accounts

$500


no minimum
Systematic Investment Plans I ("SIP I")
(1)

$500

$25
Systematic Investment Plans II
("SIP II")(2)

No minimum

$50
*
The Funds reserve the right to change the amount
of these minimums from time to time or to waive
them in whole or in part.
(1)  	If a SIP I is established, the minimum
initial investment for the Fund is $500 with a monthly
systematic additional investment of $25 or more.
A SIP I may be established on any type of account.
(2)	An investor may establish a SIP II with no
minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.
       Redemption Procedures

You may sell your shares of a Fund by contacting your broker-dealer or other financial institution at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service.
Sale orders received by the transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund's next calculated NAV.
The redemption price will be reduced by any applicable
CDSC and redemption/exchange fee. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.
       Limitations on selling shares by telephone
Proceeds Sent by

Minimum

Maximum
Check

no minimum


$50,000 per day
Wire*

no minimum

$50,000 per day

ACH

no minimum

$50,000 per day

       *	Wire fee is $10 per Federal Reserve Wire.
Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.
       Written Redemption Orders
Some circumstances require written sell orders along with signature guarantees. These include:
* Redemptions by check, wire or ACH in excess of $50,000;
* Requests to send proceeds to a different address or payee;
* Requests to send proceeds to an address that has been changed within the last 30 days; and
* Requests to wire proceeds to a different bank account.
For joint accounts, each signature must be guaranteed.
A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

"Signature(s) Guaranteed"
[Institution's Name]
By:  [Signature]
Title:  [Title of Signatory]

       Systematic Withdrawal Plan
A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.
Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.
       General Purchase and Redemption Policies

* IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A
NEW ACCOUNT: The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.
* Each Fund may reject or suspend acceptance of purchase orders.
* Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
* Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.
* When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.
* State Street Bank and Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell
Education Savings accounts. Custodial fees are automatically deducted from your account if not received by the announced due date, usually in mid-December.
* Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor
Accounts, Coverdell Education Savings Accounts,
Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Funds will provide 60 days' prior notice of the imposition of this fee. The Funds will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.
* For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days' prior notice of such redemption.
Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.
* Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
* The Funds produce account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, please call us and we will begin delivery within 30 days of your request. If you purchased your shares through a financial intermediary, please contact your broker-dealer or financial adviser to request separate mailings.
       Exchanges Between Funds
You may exchange some or all shares of a particular class of a Fund for the same class of another
Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.
In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares.
Generally, you will not pay an initial sales charge when you exchange Class A shares of a Fund for another Old Mutual Fund. However, you may be required to pay an initial sales charge when exchanging Class A shares from an Old Mutual Fund with no initial sales charge or a lower initial sales charge than the Old Mutual Fund into which you are exchanging.
If you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period from the date you made your original purchase and not the date you exchanged your shares.
If a shareholder exceeds four exchanges out of any of the Old Mutual Funds (except the Old Mutual Cash
Reserves Fund) per calendar year, or if the Funds, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this Prospectus/Proxy Statement entitled
"Policy Regarding Excessive or Short-Term Trading" for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee.
The minimum investment requirements also apply to exchanges.
Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or loss on any exchange.
	Opening an Account
Shares may be purchased through the following methods:

Through a Financial Intermediary:



Contact your broker,
investment adviser, financial planner, retirement plan sponsor or other financial intermediary.





In Writing:



Complete the application.
Mail your completed application and a check to:






Regular Mail:



Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534






Overnight Mail:



Old Mutual Funds II
210 West 10th Street, 8th Floor
Kansas City, Missouri  64105




By Telephone:



Call us at 888-772-2888
to receive an account application or make an investment with existing bank information on your current account.




By Wire:



Call us
at 888-772-2888 to receive an application.
Once the account is established, wire your investment to the bank listed below.






United Missouri Bank of Kansas City,
N.A.
ABA # 10-10-00695
Account # 98705-23469




Include the
following information with the wiring
instructions:


Fund name in which you
wish to invest
Your name
Your Social Security or tax ID number
Your account number




Return the account
application.



To Make Additional Investments
to an Existing Account
Through a Financial Intermediary:
Contact your broker, investment adviser, financial planner, retirement plan sponsor or other financial intermediary.
In Writing:
Fill out an investment slip.
Mail the slip and the check to:
Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534
By Telephone:
Call us at 888-772-2888.
By Wire:
Have your bank send your investment to:
United Missouri Bank of Kansas City, N.A.
ABA # 10-10-00695
Account # 98705-23469
Include the following information with the wiring instructions:
Fund name
Your name
Your Social Security or tax ID number
Your account number
By ACH:
Complete the bank information section on the account application. Attach a voided check or deposit slip to the account application. The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.
Via The Internet:
Complete the bank information section on the account application. Enter the "My Account" section of the OMF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares.
       To Sell Shares
Through a Financial Intermediary:
Contact your broker, investment adviser, financial planner, retirement plan sponsor or other financial intermediary.
In Writing:
Write a letter of instruction that includes the following information:
your name(s) and signature(s)
your account number
the Fund name
the dollar amount you wish to sell
how and where to send the proceeds
If required, obtain a signature guarantee. Mail your request to:
Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534
By Telephone:
Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone.
Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.
By Wire:
Sale proceeds may be wired at your request.
Be sure OMF II has your wire instructions on file.
There is a $10 charge for each wire sent by the Fund.
By ACH:
Complete the bank information section on the account application.
Attach a voided check or deposit slip to the account application.
Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.
Via the Internet:
Enter the "My Account" section of the OMF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.
       Distributions and Taxes

As a regulated investment company, a Fund generally does not pay Federal income tax on the income and gains it distributes to you. The Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains at least once a year, if available.
A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate Federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments.
Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.
       Taxes on Transactions
In general, if you are a taxable investor, Fund distributions (other than a return of capital) are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. The current qualified dividend income and long-term capital gains tax rates for non-corporate shareholders are provided in the table below.
       Taxability of Distributions to Individuals and Other Non-Corporate Shareholders
Type of Distribution

Tax rate for 15% bracket and
lower

Tax rate for brackets higher than 15%
Dividends
Generally

Ordinary income rate

Ordinary income rate

Qualified Dividends

0%

15%
Short-term Capital Gains


Ordinary income rate

Ordinary income rate
Long-term
Capital Gains

0%

15%






In addition, investors in taxable accounts should be aware of the following basic tax points:
* Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. If you are an individual or other non-corporate shareholder and meet certain holding period requirements, a portion of income dividends paid by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates.

* Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

* Distributions declared to shareholders with a record date in December - if paid to you by the end of January - are taxable for Federal income tax purposes as if received in December.

* A sale or exchange of Fund shares is a taxable event.
This means that you may have a capital gain or loss
(provided the shares are held as a capital asset), which will be short-term if you held your shares for 12 months or less and long-term if you held your shares for more than 12 months.

* Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

* If you invest in a Fund shortly before it makes a capital gain distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as "buying a dividend" because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund shares are generally not sold outside the U.S.
Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to any investment in the Fund. If you are not a citizen or resident of the U.S., see the statement of additional information for more information.

This discussion of "Distributions and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state, local, or foreign tax consequences before making an investment in a Fund. Refer to the statement of additional information for additional tax information.
E. Comparison of Fees and Expenses
The following tables compare the fees and expenses you may incur directly or indirectly as an investor in the Small Cap Fund and the TS&W Small Cap Value Fund and show the projected estimated fees and expenses of the TS&W Small Cap Value Fund ("pro forma") assuming the Reorganization is approved and is consummated on the Closing Date. Annual operating expenses for the Funds shown below have been restated to reflect expenses as of September 30, 2008 and were determined based on each Fund's net assets as of September 30, 2008. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your investment adviser or broker.
Fees and Expenses Table - Small Cap Fund and
TS&W Small Cap Value Fund


Class A

Class C

Institutional Class


Class Z
Shareholder Fees  (fees paid
directly from your investment)


















Maximum Sales Charge
(Load)
(as a percentage of offering price and
paid directly from your investment)


5.75%

None

None

None










Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price and paid directly from your investment)


None(1)

1.00%

None

None










Short Term Redemption/Exchange Fee
(as a percentage of amount redeemed or exchanged and paid directly from your investment)


2.00%(2)

2.00%(2)

2.00%(2)

2.00%(2)










Maximum Account Fee
(assessed annually on certain accounts
under $1,000)

$12.00

$12.00

$12.00

$12.00

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees(3)

Distribution (12b-1) Fees


Service Fees

Other Operating Expenses

Acquired Fund Fees and Expenses(4)


Total Other Expenses

Total Annual
Operating Expenses

Expense
(Reduction)/
Recoupment

Net Annual Operating Expenses(5)

Class A


















Small Cap Fund
(Unaudited)

1.00%

None

0.25%

12.22 %

0.01%

12.48%

13.48%

(11.97%)

1.51%



















TS&W Small Cap Value Fund
(Unaudited)

1.10%

None

0.25%

 2.68%

0.01%

2.94%

4.04%

(2.48%)

1.56%



















TS&W Small Cap Value Fund (Estimated Pro Forma) (Unaudited)

1.00%

None

0.25%

3.73%

0.01%

3.99%

4.99%

(3.48%)

1.51%



















Class C


















Small Cap Fund
(Unaudited)

1.00%

0.75%

0.25%

13.61 %

0.01%

13.87%

15.62%

(13.36%)

2.26%



















TS&W Small Cap Value Fund
(Unaudited)

1.10%

0.75%

0.25%

3.58%

0.01%

3.84%

5.69%

(3.38%)

2.31%



















TS&W Small Cap Value Fund (Estimated Pro Forma) (Unaudited)

1.00%

0.75%

0.25%

4.73%

0.01%

4.99%

6.74%

(4.48%)

2.26%



















Institutional Class


















Small Cap Fund
(Unaudited)

1.00%

None

None

8,325.14%

0.01%

8,325.15%

8,326.15%

(8,325.04%)

1.11%



















TS&W Small Cap Value Fund
(Unaudited)*

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A

N/A



















TS&W Small Cap Value Fund (Estimated Pro Forma) (Unaudited)

1.00%

None

None

5,485.58%

0.01%

5,485.59%

5,486.59%

(5,485.48%)

1.11%



















Class Z


















Small Cap Fund
(Unaudited)

1.00%

None

None

0.72%

0.01%

0.73%

1.73%

(0.47%)

1.26%



















TS&W Small Cap Value Fund
(Unaudited)

1.10%

None

None

0.43%

0.01%

0.44%

1.54%

(0.23%)

1.31%



















TS&W Small Cap Value Fund (Estimated Pro Forma) (Unaudited)

1.00%

None

None

0.47%

0.01%

0.48%

1.48%

(0.22%)

1.26%

(1)	If you purchase $1,000,000 or more
Class A shares and redeem these shares
within 12 months
from the date of purchase, you may pay
a 1% contingent
deferred sales charge at the time of
redemption.
(2)	To prevent the Funds from being adversely
affected by the transaction costs associated with
short-term trading activity, the Funds will redeem
shares at a price equal to the NAV of the shares,
less an additional transaction fee equal to 2.00%
of the NAV of all such shares redeemed within 10
calendar days of their purchase.  Such fees are
not sales charges or contingent deferred sales
charges, but are retained by the Funds for the
benefit of all shareholders.  See the "Policy
Regarding Excessive or Short-Term Trading" section
of this Prospectus/Proxy Statement for more details.
(3)	The "Management Fees" information in the
table includes fees for advisory and administrative
services.
(4)	The Funds indirectly pay a portion of the
expenses incurred by acquired funds.  Acquired Fund
Fees and Expenses is an estimated annualized expense ratio of the acquired funds, based upon the historical expense ratio of the acquired funds as of their most recent fiscal period, which are stated on a net basis.
The actual indirect expenses incurred by a shareholder will vary based upon the actual expenses of the acquired funds.

(5)	These are the expenses you should expect
to pay as an investor in these Funds as a result of Old Mutual Capital's contractual agreement to waive through December 31, 2009 that portion, if any, of the annual management fee payable by the Funds and to pay certain expenses of the Funds to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.50%, 2.25%, 1.25% and 1.10% for the Small Cap Fund's Class A, Class C,
Class Z and Institutional Class shares, respectively;
1.55%, 2.30%, 1.30% and 1.15% for the
TS&W Small Cap Value Fund's Class A, Class C,
Class Z and Institutional Class shares, respectively;
and 1.50%, 2.25%, 1.25% and 1.10% for the
post-Reorganization TS&W Small Cap Value Fund's
Class A, Class C, Class Z and Institutional Class shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Funds' total annual operating expenses:
fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses
(e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). The Small Cap Fund's fund level expenses are limited to 1.10% for each class and class level expenses are limited to 0.40%, 1.15%, 0.15% and 0.00% for the Fund's
Class A, Class C, Class Z and Institutional Class shares, respectively. The TS&W Small Cap Value Fund's fund level expenses are limited to 1.15% for each class and class level expenses are limited to 0.40%, 1.15%, 0.15% and 0.00% for the Fund's Class A, Class C,
Class Z and Institutional Class shares, respectively, and the post-Reorganization TS&W Small Cap Value Fund's fund level expenses are limited to 1.10% for each class and class level expenses are limited to 0.40%, 1.15%, 0.15% and 0.00% for the Fund's Class A, Class C,
Class Z and Institutional Class shares, respectively.
Old Mutual Capital's agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund's total annual operating expenses are below the annual operating expense limit. Through
December 31, 2008, Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Thereafter through December 31, 2009, Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the fees were waived or expenses absorbed. Old Mutual Capital and the Fund's former adviser have agreed not to seek reimbursement for fees waived or expenses absorbed by the former adviser.

Old Mutual Capital has also contractually agreed to
limit the operating expenses of the Funds (excluding
brokerage costs, interest, taxes, dividend and interest
expenses on short sales, litigation, indemnification,
and extraordinary expenses) to an annual rate of 3.00%,
3.75%, 2.75% and 2.75% for the Funds' Class A, Class C,
Class Z and Institutional Class shares, respectively,
through December 31, 2018.  Old Mutual Capital will
consider further reductions to these limits on an
annual basis.  Old Mutual Capital may be entitled to
reimbursement of any fees waived pursuant to this
arrangement if such reimbursement does not cause
the operating expenses of the Fund in the year of
reimbursement to exceed the expense limitation in
effect in the year for which fees are being reimbursed
and the reimbursement is made within three years after
the fees were waived or expenses absorbed.
*	Fee and expense information as of
September 30, 2008 is not shown for the
TS&W Small Cap Value Fund's Institutional Class shares because the share class is new.
This example is intended to help you compare the cost of investing in the Funds and in the combined
Fund on a pro forma basis. The examples make four assumptions: 1) you invest $10,000 in each Fund and in the TS&W Small Cap Value Fund after the
Reorganization for the time periods shown;
2) you redeem all your shares at the end of those time periods;
3) you earn a 5% return on your investment each year;
and 4) the Fund's operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment.
The example is hypothetical. Your actual costs may be higher or lower.
Your Cost Tables


Small Cap Fund

TS&W Small Cap Value Fund*


1 Year

3 Years

5 Years

10 Years

1 Year

3 Years

5 Years

10 Years
Class A

$720

$1,319

$1,942

$3,611

$725

$1,323

$1,945

$3,614
Class C

$329

$1,012

$1,813

$3,906

$334

$1,016

$1,817

$3,909
Class Z

$128

$498

$894

$2,000

$133

$463

$817

$1,814
Institutional Class

$113

$699

$1,312

$2,969

N/A

N/A

N/A

N/A


















*	Cost information as of September 30, 2008
is not shown for
the TS&W Small Cap Value Fund's
Institutional Class shares because
the share class is new.




Estimated Pro Forma:




TS&W Small Cap Value Fund




1 Year

3 Years

5 Years

10 Years


Class A

$720

$1,319

$1,942

$3,611


Class C

$329

$1,012

$1,813

$3,906


Class Z

$128

$446

$786

$1,748


Institutional Class

$113

$699

$1,312

$2,969













You would pay the following if you did not redeem your shares:



Small Cap Fund

TS&W Small Cap Value Fund


1 Year

3 Years

5 Years

10 Years

1 Year

3 Years

5 Years

10 Years
Class C

$229

$1,012

$1,813

$3,906

$234

$1,016

$1,817

$3,909





















Estimated Pro Forma:




TS&W Small Cap Value Fund




1 Year

3 Years

5 Years

10 Years


Class C

$229

$1,012

$1,813

$3,906













F. Comparison of Performance
The following bar charts and performance tables illustrate the risks of investing in the Funds by showing changes in each Fund's performance year to year and by showing how each Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions.
The Funds' past performance, both before and after taxes, does not guarantee how they will perform in the future. Performance reflects a limitation on the total expenses of the Funds pursuant to arrangements with the Funds' current and former investment advisers. The Funds' returns would have been lower if the expense limitations had not been in effect.
Prior to July 25, 2003, the Class Z shares of the
TS&W Small Cap Value Fund were known as the
TS&W Small Cap Value Fund, LLC. On July 25, 2003, the TS&W Small Cap Value Fund acquired the assets of the TS&W Small Cap Value Fund, LLC ("Predecessor Fund").
The Predecessor Fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the TS&W Small Cap Value Fund's.
However, the Predecessor Fund was not registered under the Investment Company Act of 1940, as amended
("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the TS&W Small
Cap Value Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.
The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Funds' Class Z shares.
Performance for the Funds' other share classes will vary due to differences in fees and expenses.
Small Cap Fund Year-by-Year Total Returns through
December 31, 2007 - Class Z Shares


1998
1.13%


1999
18.63%


2000
32.87%


2001
4.93%


2002
(31.98)%


2003
38.82%


2004
15.60%


2005
2.04%


2006
16.70%


2007
6.73%



The Small Cap Fund's Class Z shares
year-to-date return as of
September 30, 2008 was (13.24)%.

Best Quarter:
Q4 2001
25.70%

Worst Quarter:
Q3 2002
(22.04)%


TS&W Small Cap Value Fund
Year-by-Year Total
Returns through
December 31, 2007 -
Class Z Shares


2001
17.63%


2002
(0.86)%


2003
43.24%


2004
30.60%


2005
8.43%


2006
19.51%


2007
1.36%


The TS&W Small Cap Value Fund's
Class Z shares
year-to-date return as of
September 30, 2008
was (10.47)%.

Best Quarter:
Q2 2003
18.82%

Worst Quarter:
Q3 2002
(15.85)%


The table below compares the Small Cap
Fund's average
annual total return information to the
Russell 2000 Index,
a widely recognized, unmanaged index
that tracks the
performance of 2,000 small-capitalization stocks.
The table also compares the TS&W Small
Cap Value Fund's
average annual total return information
to the
Russell 2000 Value Index, a widely
recognized, unmanaged
index that tracks the performance
of the 2,000
small-capitalization companies
in the Russell 2000
Value Index with lower
price-to-book ratios and lower
forecasted growth values.
Sales loads are reflected
in the performance table.
Performance for the
TS&W Small Cap Value Fund's
Institutional Class shares
is not provided because the
share class is new.
Average Annual Total Returns as of December 31, 2007








Past








10 Years or


Inception

Past

Past

Since


Date

1 Year

5 Years

Inception+
Small Cap Fund








Class Z

4/30/97















	Before Taxes



6.73%

15.32%

8.78%









	After Taxes on Distributions



6.42%

15.25%

8.29%









	After Taxes on Distributions








	and Sale of Fund Shares



4.37%

13.46%

7.43%









Class A

9/30/03















	Before Taxes



0.39%

N/A

11.54%









Class C

9/30/03















	Before Taxes



4.67%

N/A

12.23%









Institutional Class

12/20/06















	Before Taxes



6.82%

N/A

7.23%









Russell 2000 Index

















	(Reflects No Deduction for








	Fees, Expenses or Taxes)



(1.57%)

16.25%

7.08%









TS&W Small Cap Value Fund








Class Z

7/31/00















	Before Taxes



1.36%

19.70%

17.88%









	After Taxes on Distributions*



(1.09%)

N/A

N/A









	After Taxes on Distributions and








	Sale of Fund Shares*^



3.79%

N/A

N/A









Class A

7/31/03















	Before Taxes



(4.71%)

N/A

16.24%









Class C

7/31/03















	Before Taxes



(0.55%)

N/A

16.92%









Institutional Class**

12/9/08















	Before Taxes



N/A

N/A

N/A









Russell 2000 Value Index

















	(Reflects No Deduction for








	Fees, Expenses or Taxes)



(9.78%)

15.80%

9.06%









+	Returns are for past 10
years or
since inception, whichever is less.
Index return for the Small
Cap Fund is for past 10 years.
Index returns for the
TS&W Small Cap Value Fund are
since July 31, 2000.
*	The Past 5 Years and Since Inception returns
After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Predecessor
Fund as the Predecessor Fund was not registered under the
1940 Act and, unlike a registered investment company, was
not required to make distributions.  The average annual
total return of the Class Z shares before taxes from
July 25, 2003 (the date the Fund acquired the Predecessor Fund) to December 31, 2007, was 18.17%. The average annual total returns of the Class Z shares After Taxes on Distributions and After Taxes on Distributions and
Sale of Fund Shares from July 25, 2003 to December 31, 2007, were 16.41% and 15.79%, respectively.
^	When the return After Taxes on Distributions
and Sale of Fund Shares is greater than the return
After Taxes on Distributions, it is because of realized
losses. If realized losses occur upon the sale of Fund
shares, the capital loss is recorded as a tax benefit,
which increases the return.
**	Performance as of December 31, 2007 is not
shown for the TS&W Small Cap Value Fund's
Institutional Class shares because the share class is new.
After-tax performance is shown for Class Z shares.
After-tax performance for the Funds' other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
THE REORGANIZATION
A. Information About The Reorganization
Shareholders of the Small Cap Fund are being asked to approve the Plan of Reorganization, which sets forth the terms and conditions under which the Reorganization will be implemented. The Plan of Reorganization provides for the sale of all the assets and liabilities of the Small Cap Fund to the TS&W Small Cap Value Fund and the reclassification of the issued and outstanding Small Cap Fund shares into TS&W Small Cap Value Fund shares. If shareholders of the Small Cap Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of the Small Cap Fund will become the assets and liabilities of the TS&W Small Cap
Value Fund, and the issued and outstanding
Class A, Class C, Institutional Class and
Class Z shares of the Small Cap Fund will be converted into Class A, Class C,
Institutional Class and Class Z shares,
respectively, of the TS&W Small Cap Value Fund that have a net asset value equal to the value of the Small Cap Fund net assets immediately prior to the Reorganization. The value of each Small Cap Fund shareholder's account in the TS&W Small Cap Value Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Small Cap Fund immediately prior to the Reorganization.
The value of the Small Cap Fund's assets to be acquired and the amount of its liabilities to be assumed by the TS&W Small Cap Value Fund and the NAV of a share of the Small Cap Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration of any dividends on the Closing Date, and will be determined in accordance with the valuation procedures described in the Trust's and the Funds' currently effective prospectus and statement of additional information. The Closing Date is expected to occur the close of business on or about March 6, 2009.

As soon as practicable after the Closing Date, the Small Cap Fund will distribute pro rata to its shareholders of record the shares of the TS&W Small Cap Value Fund it receives in the
Reorganization, so that each shareholder of the Small Cap Fund will receive a number of full and fractional shares of the TS&W Small Cap Value Fund equal in value to his or her holdings in the Small Cap Fund, and the Small Cap Fund will be terminated.
Such distribution will be accomplished by opening accounts on the books of the TS&W Small Cap Value Fund in the names of each owner of record of the Small Cap Fund and by crediting thereto the respective number of shares of the TS&W Small Cap Value Fund due such owner. Each shareholder account shall be credited with the pro rata number of the TS&W Small Cap Value Fund's shares due to that shareholder. Accordingly, immediately after the Reorganization, each former shareholder of the Small Cap Fund will own shares of the TS&W Small Cap Value Fund that will be equal to the value of that shareholder's shares of the Small Cap Fund as of the Closing Date.
Any special options (for example, automatic investment plans on current Small Cap Fund shareholder accounts) will automatically transfer to the new accounts.

The implementation of the Reorganization is subject to a number of conditions as set forth in the Plan of Reorganization, including approval of the shareholders of the Small Cap Fund. The Plan of Reorganization also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Reorganization qualifies as a tax-free reorganization. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board if it is determined that the Reorganization would disadvantage either of the Funds. Please review the Plan of Reorganization carefully. A copy of the Plan of Reorganization is attached as Appendix I to this Prospectus/Proxy Statement.

B. Reasons for the Reorganization
The Board of Old Mutual Funds II, including each of the independent Trustees, determined that the reorganization of the Small Cap Fund into the TS&W Small Cap Value Fund would be in the best interests of both Funds and their shareholders and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization.
In evaluating the proposed Reorganization, the Board considered a number of factors, including:
* The compatibility of the investment objectives and principal investment strategies of the two
Funds.
* The relative size and investment performance of each Fund.
* That capital loss carryforwards available to offset future capital gains of the Small Cap Fund would succeed to the TS&W Small Cap Value Fund, assuming the Reorganization qualifies as a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended.
* Whether the interests of either Fund's current shareholders would be diluted in connection with the proposed Reorganization.
* The potential benefits of the Reorganization to shareholders of each Fund.
* The continuity of management, given that Old Mutual Capital is the adviser to both Funds.
* Upon consummation of the Reorganization, Old
Mutual Capital's agreement to reduce the management fee for the TS&W Small Cap Value
Fund to 1.00% and to reduce the expense
limitations for the TS&W Small Cap Value Fund's
Class A, Class C, Institutional Class and
Class Z shares to 1.50%, 2.25%, 1.10% and 1.25%,
respectively.
* Equal or potentially lower total expense ratio for the combined Fund resulting from increased asset levels and corresponding economies of scale.
* Old Mutual Capital's belief that the combined
Fund will have improved marketability based upon its historical performance record and will be better poised to attract new assets and enable shareholders to benefit from economies of scale.
* The potential operating efficiencies that may result from combining the Funds.
* The tax consequences of the Reorganization, including the tax-free nature of the Reorganization for Federal income tax purposes, so shareholders should not realize a tax gain or loss as a direct result of the Reorganization.
Old Mutual Capital advised the Board that in light of the compatibility of investment objectives and principal investment strategies, continuity of management at the adviser level, reduction of the TS&W Small Cap Value Fund's management fee and expense limitations, and better historical performance, the Reorganization of Small Cap Fund into
TS&W Small Cap Value Fund would be in the best interests of both Funds and their shareholders and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization. After considering alternatives for the future of the Small Cap Fund, the Board concluded that the Small Cap Fund should be reorganized into the TS&W Small Cap Value Fund.
In addition, effective on or about March 31, 2009, Liberty Ridge will cease providing investment sub-advisory services to the Small Cap Fund.
If the Reorganization is not approved, any shares held in the Small Cap Fund will remain Small
Cap Fund shares, but Liberty Ridge will not continue to provide sub-advisory services to the Small Cap Fund after March 31, 2009.
Eagle will continue to provide investment sub-advisory services to the Small Cap Fund.
The Board and Old Mutual Capital would then determine what further action to take, which may include recommending that shareholders approve one or more new investment sub-advisers to the Small Cap Fund, or transferring all the Fund's assets to Eagle.
C. Federal Income Tax Consequences
The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue
Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the
Internal Revenue Service ("IRS") and
judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:
* The Reorganization will qualify as a
"reorganization" within the meaning of
Section 368(a) of the Code;
* No gain or loss will be recognized by
the Small Cap Fund upon the transfer of
substantially all of its assets to the
TS&W Small Cap Value Fund in exchange
solely for shares of the TS&W Small Cap
Value Fund;
* No gain or loss will be recognized by
any shareholder of the Small Cap Fund upon the exchange of shares of the Small Cap Fund solely for shares of the TS&W Small Cap Value Fund (including fractional shares to which they may be entitled);
* The tax basis of the shares of the
TS&W Small Cap Value Fund to be received by a shareholder of the Small Cap Fund will be the same as the tax basis of the shares of the Small Cap Fund surrendered in exchange therefor;
* The holding period of the shares of the TS&W Small Cap Value Fund to be received by a shareholder of the Small Cap Fund
(including fractional shares to which they may be entitled) will include the holding period for which such shareholder held the shares of the Small Cap Fund exchanged therefor, provided that such shares of the Small Cap
Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;
* No gain or loss will be recognized by the TS&W Small Cap Value Fund upon the receipt by it of substantially all of the assets of the Small Cap Fund in exchange solely for shares of the TS&W Small Cap Value Fund;
* No gain or loss will be recognized by the Small Cap Fund upon the distribution of shares of the TS&W Small Cap Value Fund to its shareholders in complete liquidation of the Small Cap Fund;
* The tax basis of the assets of the Small Cap
Fund in the hands of the TS&W Small Cap Value
Fund will be the same as the tax basis of such assets in the hands of the Small Cap Fund immediately prior to the Reorganization;
* The holding period of the assets of the Small
Cap Fund to be received by the TS&W Small Cap
Value Fund will include the holding period of such assets in the hands of the Small Cap Fund immediately prior to the Reorganization; and
* Pursuant to Sections 381(a) and (b) of the
Code and Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax year of the Small Cap Fund will end on the date the Reorganization is consummated and the
TS&W Small Cap Value Fund will succeed to and take into account the items of the Small
Cap Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.
Old Mutual Funds II has not requested and will not request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganization. As a condition to closing, the law firm Stradley Ronon Stevens & Young,
LLP ("Stradley Ronon") shall have rendered a favorable opinion to Old Mutual Funds II as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by Old Mutual Funds II upon which Stradley Ronon will rely in rendering its opinion. The conclusions reached in Stradley Ronon's opinion could be jeopardized if the representations of Old Mutual Funds II are incorrect in any material respect.
Capital losses can generally be carried
forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. The Reorganization of the Small
Cap Fund into the TS&W Small Cap Value Fund will result in a more than 50% "change in ownership" of the Small Cap Fund, the smaller of the two
Funds.  As a result, the capital loss carryovers
(together with any current year loss and unrealized depreciation in value of investments, collectively referred to as "total capital loss carryovers") of Small Cap Fund will be subject to an annual limitation for federal income tax purposes. The tax basis capital loss carryovers, unrealized appreciation/depreciation in value for investments and aggregate net asset value of the Small Cap Fund as compared to the TS&W Small Cap Value Fund and the approximate annual limitation on the use of the Small Cap Fund's total capital loss carryovers following the Reorganization are as follows:


Small Cap Fund
TS&W Small Cap Value Fund
Capital Loss
Carryovers as of 3/31/08


	Expiring 2011
$1.6 million


	Total Capital Loss Carryovers
$1.6 million


Unrealized Appreciation (Depreciation) for tax purposes at 9/30/08
($1.1 million)
$4.4 million

Unrealized Appreciation (Depreciation) for tax
purposes as Percentage of NAV at 9/30/08
(3.6%)

8.9%
Net Asset Value (NAV) at 9/30/08
$30.7 million

$49.6 million
Tax-Exempt Rate (November 2008)
4.94%


Annual Limitation (approximate)(1)
$1.5 million

 N/A

(1)  The actual limitation will equal the
aggregate net asset value of the Small Cap Fund on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in the value of investments of the Small Cap
Fund on the closing date that is recognized in the taxable year.

Given the amount of this annual limitation relative to the amount of the Small Cap Fund's total capital loss carryovers, this limitation may not be material.
However, whether this annual limitation is material will depend upon the facts at the time of closing of the Reorganization.
The description of the Federal income tax consequences of the Reorganization provided above is made without regard to the particular facts and circumstances of any shareholder of the Small Cap Fund. Small Cap Fund shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.
D. Other Conditions
Completion of the Reorganization is subject to various conditions, including the following:
* All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received;
* The Plan of Reorganization and related Trust matters shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Small Cap Fund shareholders present at the Special
Meeting. This means the affirmative vote of the lesser of: (a) 67% or more of the voting securities of the Small Cap Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Small Cap
Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Small Cap Fund;
* The net assets of the Small Cap Fund to be acquired by the TS&W Small Cap Value Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Small Cap Fund immediately prior to the reclassification;
* The dividend or dividends as described in the Plan of Reorganization shall have been declared;
* Old Mutual Funds II and the Small Cap Fund shall have received an opinion of Stradley Ronon to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Code, and that the shareholders of the Small Cap Fund will recognize no gain or loss to the extent that they receive shares of the TS&W Small Cap Value Fund in exchange for their shares of the Small Cap Fund in accordance with the Plan of Reorganization; and
* Old Mutual Funds II shall have received an opinion of Stradley Ronon addressed to and in form and substance satisfactory to Old Mutual Funds II, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of Old Mutual Funds II and the holders of the shares of the Small Cap Fund.
E. Shareholders' Rights
The Small Cap Fund and the TS&W Small Cap Value Fund are each separate series of shares of beneficial interest of Old Mutual Funds II, a Delaware statutory trust. Since both Funds are part of the same entity, there are no differences in shareholders' rights.
Shareholders are entitled to participate equally in dividends and distributions declared by the Board with respect to a class of shares and, upon liquidation, to participate proportionately in a Fund's net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of the TS&W Small Cap Value Fund have proportionately the same rights, including voting rights as are provided for full shares.
Each Small Cap Fund shareholder is entitled to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of NAV of shares held as of the Record Date.
F. Capitalization
The following table sets forth as of September
30, 2008 (i) the capitalization of the Small Cap Fund's
Class A shares,
(ii) the capitalization of the TS&W Small Cap Value Fund's
Class A shares, and (iii) the pro forma capitalization of the TS&W Small Cap Value Fund's Class A shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:


Small Cap Fund Class A Shares

TS&W Small Cap Value
Fund Class A Shares

Adjustment

TS&W Small Cap Value Fund
Class A Shares
Pro Forma









Net Assets

$378,508

$2,005,481

$0*


$2,383,989
Shares Outstanding

15,416

104,288

4,267


123,971
Net Asset Value Per Share

$24.55

$19.23




$19.23
*	The Net Asset Adjustment for costs
associated with the Reorganization is $0 because these costs will be payable by Old Mutual Capital pursuant to applicable expense limitations.
The following table sets forth as of September 30, 2008
(i) the capitalization of the Small Cap Fund's Class
C shares, (ii) the capitalization of the TS&W Small
Cap Value Fund's Class C shares, and (iii) the pro forma capitalization of the TS&W Small Cap Value
Fund's Class C shares as adjusted to give effect to the transactions contemplated by the Plan of
Reorganization:


Small Cap Fund Class C Shares

TS&W Small Cap Value
Fund Class C Shares

Adjustment

TS&W Small Cap Value
Fund
Class C Shares
Pro Forma









Net Assets

$230,531

$1,001,559

$0*


$1,232,090
Shares Outstanding

9,826

54,853

2,799


67,478
Net Asset Value Per Share

$23.46

$18.26




$18.26
*	The Net Asset Adjustment for costs
associated with the Reorganization is $0 because these costs will be payable by Old Mutual Capital pursuant to applicable expense limitations.
The following table sets forth as of
September 30, 2008
(i) the capitalization of the Small Cap Fund's Class
Z shares, (ii) the capitalization of the TS&W Small
Cap Value Fund's Class Z shares, and (iii) the pro forma capitalization of the TS&W Small Cap Value
Fund's Class Z shares as adjusted to give effect to the transactions contemplated by the Plan of
Reorganization:


Small Cap Fund Class Z Shares

TS&W Small Cap Value
Fund Class Z Shares

Adjustment

TS&W Small Cap Value
Fund
Class Z Shares
Pro Forma









Net Assets

$30,099,687

$46,595,781


$0*

$76,695,468
Shares Outstanding

1,221,146


2,379,475

316,121

3,916,742
Net Asset Value Per Share


$24.65

$19.58



$19.58
*	The Net Asset
Adjustment for costs associated with the Reorganization is $0 because these costs will be payable by Old Mutual
Capital pursuant to applicable expense limitations.
The following table sets forth as of September 30, 2008
(i) the capitalization of the Small Cap Fund's
Institutional Class shares, (ii) the capitalization of the TS&W Small Cap Value Fund's Institutional
Class shares, and (iii) the pro forma capitalization of the TS&W Small Cap Value Fund's Institutional
Class shares as adjusted to give effect to the transactions contemplated by the Plan of
Reorganization:


Small Cap Fund Institutional Class Shares


TS&W Small Cap Value Fund Institutional Class Shares
^

Adjustment

TS&W Small Cap Value Fund
Institutional Class Shares
Pro Forma









Net Assets

$280

N/A

$100
*

$380
Shares Outstanding

11

N/A

8

19

Net Asset Value Per Share

$24.64

N/A




$19.89**

^  	Capitalization as of September 30, 2008
is not shown for the TS&W Small Cap Value Fund's
Institutional Class shares because the share class
is new.
*	The Net Asset Adjustment does not include
costs associated with the Reorganization because
these costs will be payable by Old Mutual Capital
pursuant to applicable expense limitations.
**	Net assets divided by shares may not
calculate to the stated NAV because the amounts shown are rounded.

OTHER INFORMATION ABOUT THE FUNDS
A. Investment Adviser and Sub-Advisers
Old Mutual Capital, located at 4643 South Ulster
Street, Suite 600, Denver, Colorado 80237, is the investment adviser to both Funds. Old Mutual
Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is an indirect wholly-owned subsidiary of Old
Mutual plc, a London Stock Exchange listed international financial services firm.
Old Mutual Capital managed approximately
$3.5 billion in mutual fund assets as of September 30, 2008.
Small Cap Fund
Liberty Ridge, located at 1205 Westlakes Drive,
Suite 230, Berwyn, Pennsylvania 19312, is the sub-adviser to the Small Cap Fund. Liberty Ridge was appointed sub-adviser to the Fund effective
January 1, 2006. Prior to that date, Liberty Ridge was the investment adviser to Old Mutual Funds II.
Liberty Ridge manages and supervises the investments of the Small Cap Fund on a discretionary basis, subject to the supervision of Old Mutual Capital.
Liberty Ridge is a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.
Liberty Ridge managed approximately $284 million in assets as of September 30, 2008.
Eagle, a Florida corporation located at
880 Carillon Parkway, St. Petersburg, Florida 33716, is a Sub-Adviser to the Small Cap Fund.
Eagle manages and supervises the investment of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $12.6 billion in assets as of September
30, 2008
TS&W Small Cap Value Fund
TS&W, a Delaware limited liability company located at 6806 Paragon Place, Suite 300,
Richmond, Virginia 23230, is the sub-adviser to the TS&W Small Cap Value Fund. TS&W manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Old Mutual Capital.
TS&W is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.
Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international and international investments. TS&W held discretionary authority with respect to approximately $6.8 billion in assets as of September 30, 2008
Old Mutual Capital was appointed investment adviser to the Funds effective January 1, 2006.
As investment adviser, Old Mutual Capital oversees the investment decisions made by Liberty Ridge, Eagle and TS&W (collectively, the "Sub-Advisers"), including monitoring the performance, security holdings and portfolio trading. Old Mutual Capital also oversees the Sub-Advisers' compliance with prospectus limitations and other relevant investment restrictions. In addition to providing investment advisory services to the Funds, Old Mutual Capital provides certain administrative services for the Funds.
The Small Cap Fund pays Old Mutual Capital a management fee which is calculated daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets and the TS&W Small Cap Value Fund pays Old Mutual
Capital a management fee which is calculated daily and paid monthly at the annual rate of 1.10% of the Fund's average daily net assets.
Upon the Closing Date of the Reorganization, the management fee paid by the TS&W Small Cap
Fund to Old Mutual Capital will be reduced to 1.00%. In exchange for providing sub-advisory services to the Small Cap Fund, Liberty Ridge and Eagle are entitled to receive a fee from Old Mutual Capital equal to 0.65% of the average daily net assets of the Fund. In exchange for providing sub-advisory services to the
TS&W Small Cap Value Fund, TS&W is entitled to receive a fee from Old Mutual Capital equal to 0.75% of the average daily net assets of the Fund. Upon the Closing Date of the Reorganization, the sub-advisory fee paid by Old Mutual Capital to TS&W will be reduced to 0.70%. Because the sub-advisory fee is paid by Old Mutual Capital from its management fee proceeds, the higher sub-advisory fee will not immediately result in higher fund expenses.
In addition, the projected gross total expense ratios of the TS&W Small Cap Value Fund following the completion of the Reorganization are expected to be equal to or lower than the current expense ratios of the Small Cap Fund, and contractual expense limitations will remain in place through at least December 31, 2009.
The basis for the Board's approval of the management agreement with Old Mutual Capital and the sub-advisory agreements with the Sub-Advisers is contained in the Funds'
Annual Report to shareholders dated March
31, 2008.
Information regarding material pending legal proceedings involving the Funds' former adviser and the Funds is contained under the section entitled "Litigation" in the Funds' current prospectus.
B. Portfolio Managers
Small Cap Fund
       Liberty Ridge Capital, Inc.
James B. Bell, III, CFA, joined Liberty Ridge in
2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining Liberty Ridge, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.
	Eagle Asset Management, Inc.
After investment research has been conducted on current and potential holdings, the portfolio managers, Todd McCallister and Stacey Serafini
Thomas are responsible for determining whether to buy, sell, or hold securities. Both Mr.
McCallister and Ms. Thomas have authority for buy and sell decisions within certain sectors.
Specifically, Mr. McCallister has final
responsibility in finance, business services
(shared), media, telecom, health care and energy while Ms. Thomas has responsibility in technology, capital goods, retail and business services
(shared). As managing director, Mr. McCallister retains decision-making authority for any decisions in question.
Todd McCallister, Ph.D., CFA, joined Eagle in 1997 and currently holds the positions of Managing
Director and Portfolio Manager.  Prior to joining
Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment
Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North
Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996.
Stacey Serafini Thomas, CFA, joined Eagle in 1999.
Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James &
Associates, Inc. Ms. Thomas holds a B.A. in government, cum laude, from Harvard University (1997).
She earned her CFA designation in 2002
TS&W Small Cap Value Fund
Frank H. Reichel, III, has over sixteen years of experience managing value and small-cap value portfolios.
Mr. Reichel has worked as a portfolio manager for TS&W since August 2000 and was named Chief Investment
Officer in January 2007.  Prior to joining TS&W,
Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.
C. Financial Highlights
Shown below are the financial highlights for Class A, Class C, Institutional Class and Class Z shares of the Small Cap Fund and the TS&W Small Cap
Value Fund for the fiscal years ended March 31, 2004 through March 31, 2008 audited by PricewaterhouseCoopers, LLP. The "Report of
Independent Registered Public Accounting Firm" and financial statements are included in the Small Cap
Fund's and the TS&W Small Cap Value Fund's annual report to shareholders for the fiscal year ended
March 31, 2008.  The Small Cap Fund's and the
TS&W Small Cap Value Fund's annual report to shareholders dated March 31, 2008 is available without charge upon request to Old Mutual Funds
II at the address or telephone number appearing on the cover page of this Prospectus/Proxy
Statement.

Financial Highlights
For a Share Outstanding Throughout
Each Year or Period ended March 31,
(unless otherwise noted)




Net Asset Value Beginning of Period

Net Investment Income (Loss)1

Realized and Unrealized Gains or (Losses) on Securities

Total from Operations

Dividends from Net Investment Income

Distributions from Capital Gains

Total Dividends and Distributions

Redemption Fees

Net Asset Value End of Period

Total Return+

Net Assets End of Period (000)

Ratio of Net Expenses to Average Net Assets*

Ratio of Gross Expenses to Average Net Assets^^^,*

Ratio of Net Investment Income (Loss) to Average Net Assets*

Portfolio Turnover Rate+
Old Mutual Small Cap Fund


















































Class A




























































2008

$
27.67


$
0.13


$
(2.24
)

$
(2.11
)

$
-


$
-


$
-


$
-


$
25.56



(7.63
)%

$
293



1.50
%


12.21
%


0.50
%


117.94
%

2007


24.90



(0.16
)


2.93



2.77



-



-



-



-



27.67



11.12
%


166



1.50
%


4.65
%


(0.64
)%


104.61
%

2006


22.08



(0.12
)


2.94



2.82



-



-



-



-



24.90



12.77
%


98



1.68
%


1.89
%


(0.53
)%


116.13
%

2005


20.27



(0.25
)


2.06



1.81



-



-



-



-



22.08



8.93
%


78



1.75
%


1.86
%


(1.23
)%


98.18
%

2004++


16.80



(0.11
)


3.58



3.47



-



-



-



-



20.27



20.65
%


60



1.74
%


1.83
%


(1.16
)%


116.57
%































































Class C




























































2008

$
26.94


$
(0.09
)

$
(2.14
)

$
(2.23
)

$
(0.20
)

$
-


$
(0.20
)

$
-


$
24.51



(8.34
)%

$
220



2.25
%


12.90
%


(0.32
)%


117.94
%

2007


24.44



(0.34
)


2.84



2.50



-



-



-



-



26.94



10.23
%


212



2.25
%


5.88
%


(1.37
)%


104.61
%

2006


21.84



(0.29
)


2.89



2.60



-



-



-



-



24.44



11.90
%


79



2.44
%


2.64
%


(1.29
)%


116.13
%

2005


20.19



(0.40
)


2.05



1.65



-



-



-



-



21.84



8.17
%


71



2.50
%


2.61
%


(1.98
)%


98.18
%

2004++


16.80



(0.18
)


3.57



3.39



-



-



-



-



20.19



20.18
%


60



2.49
%


2.58
%


(1.91
)%


116.57
%































































Class Z




























































2008

$
27.90


$
0.27


$
(2.31
)

$
(2.04
)

$
(0.24
)

$
-


$
(0.24
)

$
-


$
25.62



(7.41
)%

$
33,135



1.25
%


1.65
%


0.92
%


117.94
%

2007


25.05



(0.10
)


2.95



2.85



-



-



-



-



27.90



11.38
%


46,005



1.25
%


1.67
%


(0.41
)%


104.61
%

2006


22.16



(0.07
)


2.96



2.89



-



-



-



-



25.05



13.04
%


49,868



1.44
%


1.65
%


(0.32
)%


116.13
%

2005


20.29



(0.20
)


2.07



1.87



-



-



-



-



22.16



9.22
%


60,556



1.50
%


1.61
%


(1.01
)%


98.18
%

2004


13.27



(0.15
)


7.17



7.02



-



-



-



-



20.29



52.90
%


102,497



1.50
%


1.56
%


(0.84
)%


116.57
%































































Institutional Class


























































2008

$
27.91


$
0.25


$
(2.28
)

$
(2.03
)

$
(0.28
)

$
-


$
(0.28
)

$
-


$
25.60



(7.38
)%

$
-



1.10
%


3,857.33
%


0.88
%


117.94
%

20072


26.66



(0.02
)


1.27



1.25



-



-



-



-



27.91



4.69
%


-



1.12
%


2,504.37
%


(0.31
)%


104.61
%






























































Old Mutual TS&W Small Cap Value Fund


















































Class A




























































2008

$
25.99


$
(0.16
)

$
(2.51
)

$
(2.67
)

$
-


$
(3.89
)

$
(3.89
)

$
-


$
19.43



(11.75
)%

$
1,137



1.55
%


4.57
%


(0.71
)%


40.37
%

2007


27.93



(0.21
)


2.46



2.25



-



(4.19
)


(4.19
)


-



25.99



8.54
%


856



1.55
%


2.17
%


(0.78
)%


35.43
%

2006


25.08



(0.21
)


5.53



5.32



-



(2.47
)


(2.47
)


-



27.93



22.39
%


975



1.70
%


1.71
%


(0.81
)%


41.45
%

2005


20.76



(0.22
)


4.95



4.73



-



(0.41
)


(0.41
)


-



25.08



22.88
%


833



1.76
%


1.78
%


(0.93
)%


27.69
%

2004+++


16.20



(0.08
)


4.80



4.72



-



(0.16
)


(0.16
)


-



20.76



29.26
%


198



1.75
%


1.99
%


(0.68
)%


27.33
%































































Class C




























































2008

$
25.11


$
(0.35
)

$
(2.37
)

$
(2.72
)

$
-


$
(3.89
)

$
(3.89
)

$
-


$
18.50



(12.39
)%

$
808



2.30
%


4.74
%


(1.51
)%


40.37
%

2007


27.32



(0.40
)


2.38



1.98



-



(4.19
)


(4.19
)


-



25.11



7.71
%


982



2.30
%


2.79
%


(1.54
)%


35.43
%

2006


24.76



(0.40
)


5.43



5.03



-



(2.47
)


(2.47
)


-



27.32



21.48
%


1,139



2.45
%


2.47
%


(1.56
)%


41.45
%

2005


20.65



(0.40
)


4.92



4.52



-



(0.41
)


(0.41
)


-



24.76



21.99
%


1,016



2.51
%


2.52
%


(1.69
)%


27.69
%

2004+++


16.20



(0.18
)


4.79



4.61



-



(0.16
)


(0.16
)


-



20.65



28.58
%


153



2.50
%


2.74
%


(1.43
)%


27.33
%































































Class Z




























































2008

$
26.30


$
(0.13
)

$
(2.52
)

$
(2.65
)

$
-


$
(3.89
)

$
(3.89
)

$
-


$
19.76



(11.53
)%

$
45,862



1.30
%


1.49
%


(0.51
)%


40.37
%

2007


28.15



(0.14
)


2.48



2.34



-



(4.19
)


(4.19
)


-



26.30



8.80
%


67,029



1.30
%


1.45
%


(0.53
)%


35.43
%

2006


25.20



(0.15
)


5.57



5.42



-



(2.47
)


(2.47
)


-



28.15



22.69
%


68,271



1.46
%


1.47
%


(0.56
)%


41.45
%

2005


20.80



(0.16
)


4.97



4.81



-



(0.41
)


(0.41
)


-



25.20



23.23
%


91,746



1.50
%


1.54
%


(0.68
)%


27.69
%

2004^


16.12



(0.05
)


4.89



4.84



-



(0.16
)


(0.16
)


-



20.80



30.16
%


25,553



1.50
%


1.73
%


(0.42
)%


27.33
%





























































































































*

Ratios for periods of less than one year have been annualized.





+

Total returns and portfolio
turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown exclude any applicable sales charge.






++

Class A and Class C shares commenced
operations on September 30, 2003.






+++

Class A and Class C shares commenced operations on July 31, 2003.





^

The Old Mutual TS&W Small Cap Value Fund commenced operations on July 25, 2003.





^^^

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Adviser and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Adviser and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2008, 2007, 2006, 2005 and 2004.





1

Per share amounts for the year or
period are calculated based
on average outstanding shares.





2

Class commenced operations on December 20, 2006.








D. Pending Litigation
In June 2004, Pilgrim Baxter & Associates, Ltd.
("PBA", now known as Liberty Ridge), the former adviser to the Trust and the current sub-adviser to several of the Trust's series portfolios
(the "LRC Sub-Advised Funds"), reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG").
Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the statement of additional information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the LRC
Sub-Advised Funds.  In this event, the Trust's
Board would be required to seek a new sub-adviser for the LRC Sub-Advised Funds or consider other alternatives.
As part of the In Re Mutual Funds Investment
Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"),
PBHG Funds (now known as Old Mutual Funds II),
PBA, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit")
(together the "Civil Litigation"). The Civil
Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, PBA and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the statement of additional information.
Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil
Litigation on September 29, 2004 (MDL 1586).
The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and
(iii) false or misleading prospectus disclosure.
The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative
Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund
Distributors (now known as Old Mutual Investment
Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG
Funds' 12b-1 Plan.
On August 30, 2005, the State of West Virginia
West Virginia Securities Division (the "WV Securities
Division") entered a cease and desist order
(the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. PBHG Funds was not named in the Order. In the Order, the WV Securities Division alleged that PBA permitted short-term trading in excess of the PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the PBHG Funds.
The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act
(W. Va. Code 32-1-101, et seq.) and is
seeking that PBA cease and desist from further violation of the West Virginia Securities Act;
pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment;
and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.
Such other actions will be described in the statement of additional information.
At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty
Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the LRC Sub-Advised Funds.
However, neither Liberty Ridge nor Old Mutual
Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits.
Redemptions may require the LRC Sub-Advised Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the LRC Sub-Advised Funds.

E. Additional Information About the Funds
For more information about Old Mutual Funds II, the Small Cap Fund and the TS&W Small Cap Value Fund, please refer to the Funds' current prospectus.
Please see the "Fund Summaries - Old Mutual
TS&W Small Cap Value Fund" section of the prospectus for further information regarding the TS&W Small Cap Value Fund's performance and expenses.
Please see the "The Investment Adviser and
Sub-Advisers" section for further information regarding management of the TS&W Small Cap Value Fund.
Please see the "About Your Investment" section for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for shares.
OWNERSHIP OF FUND SHARES
Listed below is the name, address and percent ownership of each person who, to the knowledge of Old Mutual
Funds II, owned beneficially or of record 5% or more of the outstanding shares of the Small Cap Fund* as of November 17, 2008:
Old Mutual Small Cap Fund - Class A





	NFS LLC FEBO
9.34%

	DEBRA BURKE


	PAEONIAN SPGS VA 20129-0110





	UBS FINANCIAL SERVICES INC FBO
8.55%

	UBS-FINSVC CDN FBO


	MR LOUIS A FRIEDL


	WEEHAWKEN NJ 07086-8154





	PERSHING LLC
8.29%

	P O BOX 2052


	JERSEY CITY NJ 07303-2052





	MERRILL LYNCH
7.98%

	4800 DEER LAKE DR E FL 2


	JACKSONVILLE FL 32246-6484





	NFS LLC FEBO
7.59%

	JOHN H MINTON


	ANN M MINTON


	MANLIUS NY 13104-9557





	FIRST CLEARING LLC
6.19%

	GEORGE R GAY &


	CONNIE C GAY JT TIC


	METAIRIE LA 70001-2719





Old Mutual Small Cap Fund - Class C





	NFS LLC FEBO
21.65%

	NFS/FMTC ROLLOVER IRA


	FBO DOUGLAS R WILLIAMS


	ROSEVILLE CA 95747-7440





	UBS FINANCIAL SERVICES INC. FBO
20.83%

	UBS-FINSVC CDN FBO


	MR JOHN P CYROWSKI


	WEEHAWKEN NJ 07086-8154





	MERRILL LYNCH
17.32%

	4800 DEER LAKE DR E FL 2


	JACKSONVILLE FL 32246-6484





	FIRST CLEARING, LLC
10.66%

	JOHNNIE S HASTINGS


	RALEIGH NC 27603-1987





	UBS FINANCIAL SERVICES INC. FBO
7.43%

	UBS-FINSVC CDN FBO


	MR ANTHONY HITCHINGS


	WEEHAWKEN NJ 07086-8154





Old Mutual Small Cap Fund - Class Z





	NATIONAL FINANCIAL SERVICES CORP
31.75%

	FOR THE EXCLUSIVE BEN OF OUR CUST


	200 LIBERTY ST ONE WORLD FIN CNTR


	ATTN MUTUAL FUNDS DEPT 5TH FL


	NEW YORK NY 10281





	CHARLES SCHWAB & CO INC
13.86%

	REINVEST ACCOUNT


	ATTN MUTUAL FUND DEPARTMENT


	101 MONTGOMERY STREET


	SAN FRANCISCO CA 94104-4151





Old Mutual Small Cap Fund - Institutional Class





	OLD MUTUAL CAPITAL
100.00%

	FBO OLD MUTUAL U.S. HOLDINGS INC


	4643 S ULSTER ST


	DENVER CO 80237-2853





*	None of the shares are known
to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

Listed below is the name, address and percent ownership of each person who, to the knowledge of Old Mutual Funds II, owned beneficially or of record 5% or more of the outstanding shares of the TS&W Small Cap Value Fund* as of November 17, 2008:
Old Mutual TS&W Small Cap Value Fund - Class A





	MERRILL LYNCH
16.15%

	4800 DEER LAKE DR E FL 2


	JACKSONVILLE FL 32246-6484





	PERSHING LLC
10.78%

	P O BOX 2052


	JERSEY CITY NJ 07303-2052





	CHARLES SCHWAB & CO INC
8.60%

	SPECIAL CUSTODY A/C FBO CUSTOMERS


	ATTN MUTUAL FUNDS


	101 MONTGOMERY ST


	SAN FRANCISCO CA 94104-4151





Old Mutual TS&W Small Cap Value Fund - Class C





	MERRILL LYNCH
27.87%

	4800 DEER LAKE DR E FL 2


	JACKSONVILLE FL 32246-6484





	PERSHING LLC
22.59%

	P O BOX 2052


	JERSEY CITY NJ 07303-2052





	MS&CO C/F MICHAEL P TSOTSIS
5.88%

	FBO MICHAEL P TSOTSIS


	PROFIT SHARING PLAN DTD 01/01/85


	446 MAIN STREET STE 1900


	WORCESTER MA 01608-2359





Old Mutual TS&W Small Cap Value Fund - Class Z





	CHARLES SCHWAB & CO INC
34.21%

	REINVEST ACCOUNT


	ATTN MUTUAL FUND DEPARTMENT


	101 MONTGOMERY STREET


	SAN FRANCISCO CA 94104-4151





	PATTERSON & CO
19.77%

	FBO ALEX LEE PENSION PLAN


	CHARLOTTE NC 28288-0001





*	None of the shares
are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange
Act of 1934.

Listed below is the name, address and percent ownership of each person who, to the knowledge of Old Mutual Funds
II, will own beneficially or of record 5% or more of the outstanding shares of the TS&W Small Cap Value Fund* after the Reorganization is consummated, based on holdings as of November 17, 2008:

Old Mutual TS&W Small Cap Value Fund - Class A





	MERRILL LYNCH
15.05%

	4800 DEER LAKE DR E FL 2


	JACKSONVILLE FL 32246-6484





	PERSHING LLC
9.32%

	P O BOX 2052


	JERSEY CITY NJ 07303-2052





	CHARLES SCHWAB & CO INC
7.44%

	SPECIAL CUSTODY A/C FBO CUSTOMERS


	ATTN MUTUAL FUNDS


	101 MONTGOMERY ST


	SAN FRANCISCO CA 94104-4151





Old Mutual TS&W Small Cap Value Fund - Class C





	MERRILL LYNCH
26.21%

	4800 DEER LAKE DR E FL 2


	JACKSONVILLE FL 32246-6484





	PERSHING LLC
19.05%

	P O BOX 2052


	JERSEY CITY NJ 07303-2052





Old Mutual TS&W Small Cap Value Fund - Class Z





	CHARLES SCHWAB & CO INC
26.40%

	REINVEST ACCOUNT


	ATTN MUTUAL FUND DEPARTMENT


	101 MONTGOMERY STREET


	SAN FRANCISCO CA 94104-4151





	NATIONAL FINANCIAL SERVICES CORP
12.19%

	FOR THE EXCLUSIVE BEN OF OUR CUST


	200 LIBERTY ST ONE WORLD FIN CNTR


	ATTN MUTUAL FUNDS DEPT 5TH FL


	NEW YORK NY 10281





	PATTERSON & CO
12.18%

	FBO ALEX LEE PENSION PLAN


	CHARLOTTE NC 28288-0001





Old Mutual TS&W Small Cap Value Fund - Institutional Class





	OLD MUTUAL CAPITAL
68.00%

	FBO OLD MUTUAL U.S. HOLDINGS INC


	4643 S ULSTER ST


	DENVER CO 80237-2853



*	None of the shares are known to be shares
which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

The beneficial ownership of shares of the Small Cap
Fund or the TS&W Small Cap Value Fund by trustees and officers of Old Mutual Funds II as a group constituted less than 1% of the outstanding shares of each class of each Fund as of December 10, 2008.
LEGAL MATTERS
Certain legal matters concerning Old Mutual Funds II and its participation in the Reorganization, the issuance of shares of the TS&W Small Cap Value Fund in connection with the Reorganization and the tax consequences of the Reorganization will be opined upon by Stradley Ronon Stevens & Young, LLP, 2600
One Commerce Square, Philadelphia, PA 19103.
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION
This Prospectus/Proxy Statement and the related statement of additional information do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual reports that Old Mutual Funds II has filed with the SEC pursuant to the requirements of the Securities Act of 1933 and the 1940 Act, to which reference is hereby made. The SEC file number for the Old Mutual Funds II registration statement containing the current prospectuses and statement of additional information relating to both the Small Cap Fund and the TS&W Small Cap Value Fund is Registration No. 2-99810.
Old Mutual Funds II is subject to the informational requirements of the 1940 Act and the Securities and Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Old Mutual Funds II (including the registration statement of Old Mutual Funds II relating to the TS&W Small Cap Value Fund on Form N-14 of which this Prospectus/Proxy Statement is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC in Washington, D.C., 20549-0102, and at the following regional office of the SEC:
500 West Madison Street, 14th Floor, Chicago,
Illinois 60661.
Copies of such material may be obtained from the SEC at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding Old Mutual Funds
II and other registrants that file electronically with the SEC.
VOTING INFORMATION
The Small Cap Fund expects to solicit proxies principally by mail, but may also solicit proxies by telephone, facsimile, telegraph or personal interview. Small Cap Fund officers will not receive any additional or special compensation for solicitation activities. The Small Cap Fund also engaged the services of Broadridge to assist in the solicitation of proxies. In all cases where a telephonic proxy is solicited, the Broadridge representative will ask for each shareholder's full name and address or the zip code or employer identification number and to confirm that the shareholder has received this Prospectus/Proxy Statement and proxy card in the mail.
If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative may explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal.
Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, but he or she may read any recommendation set forth in the Prospectus/Proxy Statement. The telephone solicitor will record the shareholder's voting instructions on the card. Within 72 hours, the shareholder will be sent a confirming letter or mailgram to confirm his or her vote and asking the shareholder to call 866-615-7269 immediately if his or her instructions are not correctly reflected in the confirmation.
The Funds will pay all costs and expenses associated with the Reorganization, subject to current expense limitations. Costs associated with the Reorganization generally include printing and mailing costs, solicitation costs, legal costs, costs paid to the Funds' independent registered public accounting firm, and other miscellaneous costs. All costs and expenses associated with the Reorganization will be allocated between the Funds on a pro rata basis based on each Fund's relative net assets. The anticipated costs of the reorganization are approximately $38,692.
All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan of Reorganization and in accordance with the Board's recommendations on other matters. The presence in person or by proxy of one-third of the outstanding shares of Small Cap Fund entitled to vote at the Special Meeting will constitute a quorum.
At the Special Meeting, a quorum being present, approval of the Plan of Reorganization requires the affirmative vote of the lesser of:
(a)  67% or more of the voting securities
of the Small Cap Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Small Cap Fund are present or represented by proxy; or
(b) of more than 50% of the outstanding voting securities of the Small Cap Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan of Reorganization. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Old Mutual
Funds II. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting you may withdraw your proxy and vote in person.
Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.
Shareholders of record as of the close of business on December 10, 2008 (the "Record Date") are entitled to vote at the Special Meeting.
On the Record Date, there were 12,689.973
Class A shares, 11,326.975 Class C shares,
11.364 Institutional Class shares and
1,157,857.822 Class Z shares of the
Small Cap Fund outstanding.  Each share
held entitles a shareholder to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of net asset value of shares held by the shareholder.

If a quorum is not present at the Special
Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one third of those shares present at the Special Meeting or represented by proxy.
The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

Only one Prospectus/Proxy Statement, along
with one proxy card, is being delivered to
multiple shareholders who share an address
unless the Trust has received contrary
instructions from one or more of the shareholders.
The Trust will deliver, promptly upon oral
or written request, a separate copy of this
Prospectus/Proxy Statement to a shareholder
at a shared address to which a single copy
of this Prospectus/Proxy Statement was delivered.
Shareholders may notify the Trust that they wish
to receive a separate copy of this
Prospectus/Proxy Statement, or wish to receive
separate prospectuses and proxy statements
in the future, by calling 888-772-2888 or
write to Old Mutual Funds II at
P.O. Box 219534, Kansas City, Missouri
64121-9534.
Multiple shareholders sharing an address
can request to receive a single copy of proxy
statements in the future if they are currently
receiving multiples copies of proxy statements
by calling or writing to the Trust as indicated
above.
OTHER BUSINESS
The Board does not intend to present any other
business at the Special Meeting.  Other matters
will be considered if notice is given within a
reasonable amount of time prior to the Special
Meeting.  If any other matter may properly come
before the Special Meeting, or any adjournment
thereof, the persons named in the accompanying
proxy card intend to vote, act, or consent
thereunder in accordance with their best
judgment at that time with respect to such
matters.
The Trustees recommend approval of the Proposal.
Any unmarked proxies without instructions to the
contrary will be voted in favor of approval of
the Proposal.
____________________________________________
Distributor:  Old Mutual Investment Partners
R-08-421 12/2008

??

________________________
(...continued)

(continued...)

??

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